As filed with the Securities and Exchange Commission on October [    ], 2011

Securities Act File No. 333-

Investment Company Act File No. 811-06432

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒	Registration Statement Under the Securities Act of 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and/or

☒	Registration Statement Under the Investment Company Act of 1940
☒	Amendment No. 12

Aberdeen Global Income Fund, Inc.

(Exact Name of Registrant as Specified In Charter)

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  1-866-839-5205

Lucia Sitar, Esq.

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

(Name and Address of Agent For Service)

Copies of information to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York  10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, $0.01 par value per share		$	$60,000,000	$6,876

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.
(2)

Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to a Prospectus Supplement and this Registration Statement exceed $60,000,000.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion Dated [                   ], 2011

Base Prospectus

$[                ]

ABERDEEN GLOBAL INCOME FUND, INC.

Shares of Common Stock

Aberdeen Global Income Fund, Inc. (“Fund,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company with a leveraged capital structure that commenced operations on June 28, 1991. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities.  As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal objective.

We may offer, from time to time, in one or more offerings, including through rights offerings, our shares of common stock, par value $0.001 per share (“Shares”). Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares.

Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the NYSE Amex (“Amex”) under the symbol “FCO.” The last reported sale price of our Shares, as reported by the Amex on October 4, 2011, was $11.53 per Share. The net asset value of our Shares at the close of business on October 4, 2011, was $12.52 per Share.

Investment in the Shares involves certain risks and special considerations, including risks associated with currency fluctuations. The Fund also has authority to borrow to finance investments and to issue preferred stock. Both practices entail risks. Investing in the Fund’s common stock may be speculative and involve a high degree of risk and should not constitute a complete investment program. For a discussion of these and other risks, see “Risks and Special Considerations.”

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If the Fund’s Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering. See “Risks and Special Considerations-Net Asset Value Discount.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated [Month XX], 2011, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Table of Contents for the SAI is on page [XX] of this Prospectus. You may call 1-866-839-5233, email InvestorRelations@aberdeen-asset.com or write to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103 to obtain, free of charge, copies of the SAI and the Fund’s annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries. The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available on the Fund’s website at www.aberdeenfco.com. The SEC maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference into the Fund’s registration statement and additional information about the Fund.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [Month XX], 2011

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions.  The Fund has not authorized any person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers.  The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

ii

PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page [XX] of the Prospectus.

The Fund

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. See “The Fund.”

The Fund’s Shares are listed for trading on the Amex under the symbol “FCO.” As of October 4, 2011, the net assets of the Fund were $113,256,740.30 and the Fund had outstanding 9,044,194 Shares. The last reported sale price of the Fund’s Shares, as reported by the Amex on October 4, 2011 was $11.53 per Share. The net asset value of the Fund’s Shares at the close of business on October 4, 2011 was $12.52 per Share. See “Description of Shares.”

The Offering

We may offer, from time to time, in one or more offerings, including through rights offerings, up to $60,000,000 of our Shares on terms to be determined at the time of the offering. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. The offering price of our Shares will not be less than the net asset value of our Shares at the time we make the offering, exclusive of any underwriting commissions or discounts.  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares. Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Use of Proceeds

We intend to use the net proceeds from the sale of our Shares primarily to invest in accordance with our investment objectives and policies. Proceeds will be invested within approximately 60 days of receipt by the Fund. See “Use of Proceeds.”

Investment Objectives

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities.  As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal objective.  There can be no assurance that the Fund’s investment objectives will be achieved.  The Fund’s investment objectives may not be changed without the approval of the holders of a majority of the outstanding voting securities. See “Investment Objectives.”

Investment Policies

As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities.  If the Fund changes its 80% policy, it will notify shareholders at least 60 days’ before the change and may need to change the name of the Fund.  Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country.

The following will be deemed to be “issuers in” a particular market:

•      governmental entities of the particular country;

•      banks, companies and other entities which are physically located in the particular country;

•      banks, companies and other entities which are organized under the laws of the particular country;

•      banks, companies and other entities for which the principal securities trading market is in the particular country;

•      entities issuing debt securities denominated in, or linked to, the currency of the particular country, including securities issued by supranational issuers, such as The International Bank for Reconstruction and Development (the “World Bank”);

•      entities which, although not located in the particular country, derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; and

•      wholly-owned subsidiaries of an entity located in the particular country, provided that the debt securities are guaranteed by a parent entity located in the particular country.

Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”), manages the Fund’s investments and makes investments decisions on behalf of the Fund. Aberdeen Asset Management Limited, the Fund’s investment adviser (the “Investment Adviser”), makes recommendations to the Investment Manager as to overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.  Aberdeen Asset Management Investment Services Limited, the Fund’s sub-adviser (the “Sub-Adviser”) will provide sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, and will manage the portion of the Fund’s assets allocated to it by the Investment Manager.  Each of the Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

“Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of September 30, 2011, securities of the following countries comprised the Citigroup World Government Bond Index: the United States, Canada, Australia, Japan, Singapore, Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Denmark, Norway, Poland, Sweden, Switzerland, the United Kingdom, Mexico and Malaysia.

“Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investor Services (“Moody’s”) or BBB — by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or comparably rated by another appropriate nationally or internationally recognized rating agency.

“Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-

Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as “Developing Markets”).

While the credit quality of a market is reviewed at the time of the Fund’s investment in that market, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.  See “Investment Policies.”

The Fund will invest in debt securities that are economically tied to a number of countries throughout the world and will, under normal circumstances, be invested in three or more different non-U.S. countries. The maximum exposure to issuers in any one Developed Market is up to 25% of the Fund’s total assets.   The maximum exposure to issuers in any one Investment Grade Developing Market is up to 20% of the Fund’s total assets. The maximum exposure to issuers in any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although classification of a market or an issuer in a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The maximum exposure to the currency of any one Developed Market is up to 25% of the Fund’s total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 20% of the Fund’s total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The market value weighted average credit quality of the Fund’s investments (or the issuers of those investments) will be rated not less than Baa2 by Moody’s, or BBB by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. Up to 40% of the Fund’s investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB — by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. All of the Fund’s investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody’s, or B — or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager, Investment Adviser or Sub-Adviser to be of equivalent quality. In the event that a security receives different ratings from different rating agencies (Fitch, Moody’s and S&P), the Investment Manager, Investment Adviser or Sub-Adviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines.  While the credit quality of each of the Fund’s investments is evaluated at the time of investment, the credit quality of the Fund’s portfolio may be reviewed from time to time and adjusted accordingly.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage.  The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage).  The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure.  Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  See “Use of Leverage.”

Investment Restrictions

The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending, concentration, underwriting and real estate. See “Investment Restrictions.”

Use of Leverage

As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less ordinary course liabilities, exceeds 300% of the amount of the debt outstanding.

Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage).  The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Manager’s market outlook, where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

The Fund, as of [        ], 2011, is leveraged through borrowings from a credit facility in the amount of $40,000,000 or [        ]% of the Fund’s total assets (including the proceeds of such leverage).  The Fund’s asset coverage ratio as of [        ], 2011 was [      ]%.  See “Risks and Special Considerations— Leverage Risk” for a brief description of the Fund’s credit agreement with The Bank of Nova Scotia.

Following the completion of an offering, the Fund may increase the amount of leverage outstanding.  The Fund may engage in additional borrowings in order to maintain the Fund’s desired leverage ratio.  Leverage creates a greater risk of loss, as well as a potential for more gain, for the common stock than if leverage were not used.  Interest on borrowings may be at a fixed or floating rate, and the interest at a floating rate generally will be based on short-term rates.  The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common stock.  As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs.  In this event, the excess will be available to pay higher dividends to holders of common stock.  Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common stock will diminish.  To the extent that the Fund uses leverage, the net asset value and market price of the common stock and the yield to holders of common stock will be more volatile.  The Fund’s leveraging strategy may not be successful.  See “Use of Leverage” and “Risks and Special Considerations — Leverage Risk.”

Risks (See generally “Risks and Special Considerations” for more information on these and other risks)

The value of the Fund’s assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

•      General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in fixed income securities. An investment in the Fund’s Common Stock may be speculative and involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

•      Investment and Market Risk.  An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.  Your investment in Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure.  If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.  The value of the securities in which the Fund invests will affect the value of the Shares.  Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•      Credit Risk. Investments in debt securities expose the Fund to credit risk.  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.  Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

•      Interest Rate Risk.  Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa.  Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.  This risk may be particularly acute because market interest rates are currently at historically low levels.  The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.  During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments.  This may lock in a below market yield, increase the security’s duration and reduce the security’s value.  The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general.  Conversely, floating rate instruments will not generally increase in value if interest rates decline.  Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality.  To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.

• Foreign Securities Risk. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Manager endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “Risks and Special Considerations — Foreign Currency Risk.”

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Developing Markets Risk.  Investing in the securities of issuers located in Developing Market countries (and to a certain extent non-U.S.

Developed Market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other Developed Market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual Developing Market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many Developing Market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a Developing Market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of Developing Market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many Developing Market economies are considered to be more politically volatile than the Developed Markets. Investments in securities of issuers in countries other than the United States may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

 The legal systems in many Developing Market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other Developed Markets. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

Due to their strong reliance on international trade, most Developing Market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

•      Foreign Currency Risk. The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets.

The currencies of Developing Markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some Developing Market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some Developing Markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some Developing Markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

•      Sovereign Debt Obligations Risk. Investments in Developing Market countries’ government debt obligations involve special risks. Certain Developing Market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a Developing Market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in Developing Market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments in Developing Market countries’ government debt securities involve currency risk.

•      Corporate Debt Risk.    The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

•      Below Investment Grade Securities Risk. The Fund may invest up to 40% of its total assets in debt securities which, at the time of investment, are rated below investment grade (i.e., securities that have been rated below BBB — by S&P or Baa3 by Moody’s) or, if unrated, are in the opinion of the Investment Manager, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund’s portfolio.

Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk.

•      Leverage Risk. The Fund currently has a bank loan to finance investments as a form of leverage.  The Fund also has authority to issue preferred stock to finance investments. Leverage entails particular risks for holders of the Fund’s common stock. The issuance of preferred stock would affect the amount of income available for distribution on the Fund’s common stock as well as the net asset value of the common stock and the voting rights of holders of common stock. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund’s common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Fund’s net asset value, and expenses related to leverage can reduce the Fund’s income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any borrowings or preferred stock would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time. Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund’s directors.

As noted above, the Fund currently leverages through borrowings from a credit facility.  The Fund has entered into a revolving credit agreement with The Bank of Nova Scotia (the “Credit Agreement”) to borrow up to $40,000,000.  Such borrowings constitute financial leverage.  The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets.  The covenants also impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). The covenants include a requirement that the Fund maintain net assets of no less than $90 million.  Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund.  Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement.  The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default.  The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement.  The Fund is required to pay commitment fees under the terms of the Credit Agreement.  With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.  The credit facility with The Bank of Nova Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous.  Any of these situations could adversely impact income or total return to shareholders.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility.  The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund’s common stockholders or its ability to achieve its investment objectives.  See “Use of Leverage.”

•      Liquidity Risk. While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in Developing Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more Developed Market countries. In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many non-U.S. debt and sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.  The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  Illiquid securities generally trade at a discount.

•      Derivatives Risk. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•      an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•      the possible absence of a liquid secondary market for any particular derivative at any time;

•      the potential loss if the counterparty to the transaction does not perform as promised;

•      the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•      the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•      because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•      the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Advisers to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The Fund may use interest rate swaps to hedge up to 100% of its leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the Fund’s leverage.

•      Hedging Strategy Risk.    Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Investment Manager’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Investment Manager’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Investment Manager is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to engage in hedging strategies. Even if the Investment Manager desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

•      Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund.  Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution.  Although the Investment Manager monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund.  If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

•      Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Stock and dividends can decline.

•      Management Risk. The Investment Manager’s, the Investment Adviser’s or the Sub-Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

•      Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Shares.

Furthermore, because of the current conditions in the credit markets around the globe, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole.

These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Stock. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted.

•      Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Investment Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

• Net Asset Value Discount. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

•      Non-Diversification Risk.  As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk. The Fund, however, intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

•      Anti-takeover Charter Provisions. The Fund’s charter and by-laws contain several provisions that may be regarded as “anti-takeover” because they have the effect of maintaining continuity of management.  See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

• Repurchase Agreements Risk. These transactions involve risks in the event of counterparty default or insolvency.

•      Securities Lending Risk.  In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Investment Manager, Investment Adviser and Sub-Adviser

The Fund’s investment manager is Aberdeen Asset Management Asia Limited, the Fund’s investment adviser is Aberdeen Asset Management Limited and the Fund’s sub-adviser is Aberdeen Asset Management Investment Services Limited. The Investment Manager is a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Investment Adviser is an Australian corporation located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser makes recommendations to the Investment Manager as to the overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser is a United Kingdom corporation located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH.  The Sub-Adviser provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager.  Each of the Investment Manager, the Investment Adviser and the Sub-Adviser is a registered investment adviser under the Advisers Act.

Each of the Investment Manager, the Investment Adviser, and the Sub-Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $288.0 billion in assets as of August 31, 2011 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.  See “Management of the Fund—The Investment Manager, the Investment Adviser and the Sub-Adviser.”

The Fund pays the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets (defined as net assets plus the amount of any borrowings for investment purposes) up to $200 million, 0.60% of Managed Assets between $200 million and $500 million and 0.55% of Managed Assets in excess of $500 million, computed based upon Managed Assets determined weekly and payable on the first business day of each calendar month.  During periods in which the Fund is utilizing leverage, the advisory fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage.  The Fund is currently utilizing leverage.

The Investment Manager pays the fees of the Investment Adviser.  These fees are computed at the annual rate of up to 0.10% of the Fund’s average weekly Managed Assets, computed based upon the value of the Managed Assets determined weekly and payable on the first business day of each calendar month.

The Investment Manager pays the fees of the Sub-Adviser.  These fees are computed at the annual rate of 0.17% of the Fund’s average weekly Managed Assets up to $200 million, 0.16% of Managed Assets between $200 million and up to $500 million, and 0.15% of Managed Assets in excess of $500 million, computed as of the end of each week and payable at the end of each calendar month.

Portfolio Managers

The Fund is managed by the Global Fixed Income Team. The following persons have the most significant responsibility for the day-to-day management of the Fund’s portfolio — John Murphy, Portfolio Manager; Anthony Michael, Head of Fixed Income — Asia Pacific; Victor Rodriguez, Head of Fixed Income — Australia; Nick Bishop, Senior Investment Manager; and Kevin Daly, Portfolio Manager. See “Management of the Fund—Portfolio Management.”

Administrator

Aberdeen Asset Management Inc. (the “Administrator”), 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is the administrator for the Fund.  The Administrator is a subsidiary of Aberdeen PLC and an affiliate of the Investment Manager, the Investment Adviser and the Sub-Adviser. The Fund

pays the Administrator a fee at an annual rate equal to 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% between $1 billion and $2 billion, and 0.075% in excess of $2 billion, computed based upon the value of the Managed Assets determined at the end of each week.  See “Management of the Fund—Administrator.”

Sub-Administrator	State Street Bank and Trust Company (“State Street”), One Heritage Drive, North Quincy, MA 02171, is the sub-administrator for the Fund and certain other affiliated funds.

Custodian	State Street acts as the Fund’s custodian. See “Management of the Fund—Custodian.”

Transfer Agent

Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940 (“Computershare”), serves as the Fund’s stock transfer agent and dividend paying agent. See “Management of the Fund—Transfer Agent.”

Dividends and Distributions

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividend Reinvestment and Direct Stock Purchase Plan

Computershare sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.  Additional information about the Plan and a brochure that includes the terms and conditions of the Plan may be obtained at www.computershare.com/buyaberdeen or by calling Computershare at 1-800-647-0584. For both purchases and reinvestment purposes, shares acquired through the Plan will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

Taxation

Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund’s cash return in those countries. The Fund intends to elect, when eligible, to “pass-through” to the Fund’s shareholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund. Tax considerations for an investor in the Fund are summarized under “Taxation.” See also “Risks and Special Considerations.”

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	[ ] %
Offering Expenses (as a percentage of offering price)(1)	[ ] %
Dividend Reinvestment and Cash Purchase Plan Fees(2)	[ ]
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s common stock)
Management Fee(3)	0.65%
Interest Payments on Borrowed Funds(4)	0.28%
Other Expenses(5)(6)	0.55%
Total Annual Operating Expenses	1.48%

(1)          If the Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses.

(2)          If you participate in the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare, you will be subject to any fees imposed by Computershare.

(3)          See “Management of the Fund—The Investment Manager, the Investment Adviser and the Sub-Adviser” for additional information. The management fee excludes taxes paid by the Fund.

(4)          The Fund may use leverage through borrowings.  The Fund currently borrows under a credit facility.

(5)          “Other Expenses” have been estimated for the current fiscal year.

(6)          Includes an administration fee of 0.125% of average net assets attributable to the Fund’s common stock. See “Management of the Fund - Administrator” for additional information.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$16	$51	$88	$191

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Expenses.”

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Information is shown for the Fund’s last ten fiscal years and the most recent semi-annual period. Certain information reflects financial results for a single Fund Share. The following information has been audited by KPMG LLP, independent registered public accounting firm for the Fund, for the fiscal years ended October 31, 2010 and 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, each of whose reports thereon were unqualified. The report of KPMG LLP, together with the financial statements of the Fund, are included in the Fund’s October 31, 2010 Annual Report, and are incorporated by reference into the SAI, which is available upon request.

	For the Semi- annual Period ended (unaudited)		For the Fiscal Years Ended October 31,
	30-Apr-11		2010	2009		2008		2007		2006
Per Share Operating Performance(a)
Net asset value per common share, beginning of period	$12.92		$11.67	$9.61		$14.19		$13.46		$13.87
Net investment income	0.35		0.72	0.62		0.81		0.81		0.69
Net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency related transactions	0.69		1.37	3.02		(4.35)		0.88		0.14
Dividends to preferred shareholders from net investment income	—		—	—		(0.07)		(0.18)		(0.16)
Total from investment operations applicable to common shareholders	1.04		2.09	3.64		(3.61)		1.51		0.67
Distributions to common shareholders from:
Net investment income	(0.42)		(0.84)	(0.92)		(1.02)		(0.78)		(0.98)
Tax return of capital	—		—	(0.67)		—		—		(0.10)
Total distributions	(0.42)		(0.84)	(1.59)		(1.02)		(0.78)		(1.08)
Effect of Fund shares repurchased	—		—	0.01		0.05		—		—
Net asset value per common share, end of period	$13.54		$12.92	$11.67		$9.61		$14.19		$13.46
Market value, end of period	$13.43		$12.53	$11.70		$8.20		$12.97		$13.00

Total Investment Return Based on(b):
Market value	10.73%		14.84%	68.04%		(30.80)%		5.90%		8.23%
Net asset value	8.27%		18.72%	43.04%		(25.87)%		11.90%		5.43%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c)
Net assets applicable to common shareholders, end of period (000 omitted)	$122,436		$116,817	$105,075		$86,743		$132,036		$125,229
Average net assets applicable to common shareholders (000 omitted)	$115,617		$108,068	$92,052		$120,990		$126,436		$125,426
Operating expenses	2.24	%(e)	2.49%	3.30%		2.47	%(d)	1.93	%(d)	2.02	%(d)
Operating expenses without reimbursement	2.24	%(e)	2.49%	3.33	%(f)	2.47	%(d)	1.93	%(d)	2.02	%(d)
Operating expenses, excluding interest expense	1.73	%(e)	1.88%	2.52%		1.91%		1.93%		2.02%
Net investment income	5.57	%(e)	6.02%	6.02%		5.63%		4.63%		3.97%
Portfolio turnover rate	27.00%		44.00%	63.00%		42.00%		71.00%		30.00%
Senior Securities (loan facility) outstanding (000 omitted)	$40,000		$40,000	$30,000		$30,000		$0		$0
Senior Securities (preferred stock) outstanding (000 omitted)	$0		$0	$0		$0		$30,000		$30,000
Average coverage ratio on revolving credit facility at period end	406.00%		392.00%	450.00%		389.00%		0.00%		0.00%
Asset coverage per $1,000 on revolving credit facility at period end (g)	$4,061		$3,920	$4,502		$3,891		$0		$0
Asset coverage ratio on preferred stock at period end	0.00%		0.00%	0.00%		0.00%		540.00%		517.00%
Average coverage per share on preferred stock at period end	$0		$0	$0		$0		$130,303		$129,357

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)

Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.57%, 6.02%, 6.02%, 6.13%, 5.93% and 5.13% for the six months ended April 30, 2011 and the fiscal years ended October 31, 2010, 2009, 2008, 2007, and 2006, respectively.

(d)	Includes expenses of both preferred and common stock.
(e)	Annualized.
(f)

In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.

(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

	For the Fiscal Years Ended October 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance(a)
Net asset value per common share, beginning of period	$13.72	$12.43	$10.46	$9.99	$10.20
Net investment income	0.76	0.68	0.57	0.52	0.71
Net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency related transactions	0.21	1.38	2.17	0.76	0.07
Dividends to preferred shareholders from net investment income	(0.10)	(0.05)	(0.05)	(0.07)	(0.15)
Total from investment operations applicable to common shareholders	0.87	2.01	2.69	1.21	0.63
Distributions to common shareholders from:
Net investment income	(0.72)	(0.72)	(0.44)	(0.04)	(0.34)
Tax return of capital	—	—	(0.28)	(0.70)	(0.50)
Total distributions	(0.72)	(0.72)	(0.72)	(0.74)	(0.84)
Net asset value per common share, end of period	$13.87	$13.72	$12.43	$10.46	$9.99
Market value, end of period	$13.05	$14.02	$13.62	$9.35	$9.00

Total Investment Return Based on(b):
Market value	(1.94)%	8.77%	55.30%	12.45%	11.20%
Net asset value	6.50%	16.64%	26.70%	13.30%	7.40%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c)
Net assets applicable to common shareholders, end of period (000 omitted)	$129,080	$127,404	$115,183	$96,951	$92,539
Average net assets applicable to common shareholders (000 omitted)	$131,739	$121,359	$107,415	$92,148	$93,987
Operating expenses	1.71%	1.96%	2.30%	2.17%	2.11%
Net investment income	4.65%	4.86%	4.49%	4.57%	5.46%
Portfolio turnover rate	36.00%	22.00%	31.00%	39.00%	17.00%
Senior Securities (preferred stock) outstanding (000 omitted)	$30,000	$30,000	$30,000	$30,000	$30,000
Asset coverage on preferred stock at period end	530.00%	525.00%	484.00%	423.00%	408.00%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)

Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends, to average net assets of common shareholders are 5.35%, 5.22%, 4.90%, 5.22% and 6.98% for the fiscal years ended October 31, 2005, 2004, 2003, 2002, and 2001, respectively.

USE OF PROCEEDS

The Fund anticipates that it will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.  Following the completion of an offering, the Fund may increase the amount of leverage outstanding.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is designed for investors seeking high current income and capital appreciation by experienced professional management of a portfolio of fixed income securities of issuers in Developed Markets, Investment Grade Developing Markets or Sub-Investment Grade Developing Markets. An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program. An investment in the Fund involves risks that you should consider before purchasing Shares. See “Risks and Special Considerations.” The Fund’s principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

DESCRIPTION OF SHARES

The Fund, which was incorporated under the laws of the State of Maryland on June 28, 1991, is authorized to issue 400,000,000 shares, $0.001 par value per share, which are divided into two classes: 300,000,000 of shares of Common Stock and 100,000,000 shares of Preferred Stock. As of the date of this Prospectus, the Fund does not have any shares of preferred stock outstanding and the Board of Directors has no present intention to issue shares of preferred stock. All references to “stock” or “shares” herein refer to common stock, unless otherwise indicated. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The Shares outstanding are, and, when issued, the Shares offered by this Prospectus will be, fully paid and non-assessable. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights. The number of Shares outstanding as of October 4, 2011 was 9,044,194.

The Fund’s outstanding Shares are, and, when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the Amex. The Fund determines its net asset value on a daily basis. The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the Amex per share of common stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the Amex during the respective quarters.

	NAV per Share on Date of Market Price High and Low (1)		Amex Market Price per Share(2)		Premium/(Discount) on Date of Market Price High and Low(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume(4)
December 31, 2008	11.79	9.36	10.04	6.50	-14.84%	-30.56%	55750
March 31, 2009	9.43	8.81	9.03	6.95	-4.24%	-21.11%	9635
June 30, 2009	10.57	9.45	11.14	8.64	5.39%	-8.57%	17855
September 30, 2009	11.70	10.52	11.90	10.36	1.71%	-1.52%	25691
December 31, 2009	11.99	11.66	12.75	11.53	6.34%	-1.11%	23046
March 31, 2010	12.03	11.42	12.49	11.17	3.82%	-2.19%	23341
June 30, 2010	12.07	11.23	12.42	10.60	2.90%	-5.61%	16191
September 30, 2010	12.75	11.66	12.59	11.72	-1.25%	0.51%	60621
December 31, 2010	13.20	12.70	13.06	11.90	-1.06%	-6.30%	14443
March 31, 2011	12.84	12.70	12.84	12.24	-0.01%	-3.62%	23670
June 30, 2011	13.46	12.94	13.61	12.71	1.11%	-1.78%	26334
September 30, 2011	13.73	12.58	14.65	12.46	6.70%	-0.95%	97815

(1)                                  Based on the Fund’s computations.

(2)                                  Source: The NYSE Amex Equities.

(3)                                  Based on the Fund’s computations.

(4)                                  Source: Bloomberg.

On October 4, 2011, the per Share net asset value was $12.52 and the per Share market price was $11.53, representing an 7.907% discount from such net asset value.

The Fund’s Shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations. However, at times, it has been the case that the Fund’s Shares have traded at a discount from net asset value. The Investment Manager cannot determine the reasons why the Fund’s Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

The following information regarding the Fund’s authorized shares is as of [Month XX, 2011].

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount held by Fund
Common Stock	300,000,000	0	[ ]
Preferred Stock	100,000,000	0	0

INVESTMENT OBJECTIVES

The Fund’s investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investment objectives are fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in fundamental policies would also require approval by a majority of the outstanding preferred shares, voting as a separate class.

INVESTMENT POLICIES

As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities.  If the Fund changes its 80% policy, it will notify shareholders at least 60 days’ before the change and may need to change the name of the Fund.  Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country.

The following will be deemed to be “issuers in” a particular market:

•                  governmental entities of the particular country;

•                  banks, companies and other entities which are physically located in the particular country;

•                  banks, companies and other entities which are organized under the laws of the particular country;

•                  banks, companies and other entities for which the principal securities trading market is in the particular country;

•                  entities issuing debt securities denominated in, or linked to, the currency of the particular country, including securities issued by supranational issuers, such as The International Bank for Reconstruction and Development (the “World Bank”);

•                  entities which, although not located in the particular country, derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; and

•                  wholly-owned subsidiaries of an entity located in the particular country, provided that the debt securities are guaranteed by a parent entity located in the particular country.

The Investment Manager manages the Fund’s investments and makes investments decisions on behalf of the Fund. The Investment Adviser makes recommendations to the Investment Manager as to overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.  The Sub-Adviser will provide sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, and will manage the portion of the Fund’s assets allocated to it by the Investment Manager.

“Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of September 30, 2011, securities of the following countries comprised the Citigroup World Government Bond Index: the United States, Canada, Australia, Japan, Singapore, Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Denmark, Norway, Poland, Sweden, Switzerland, the United Kingdom, Mexico and Malaysia.

“Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investor Services (“Moody’s”) or BBB — by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or comparably rated by another appropriate nationally or internationally recognized rating agency.

“Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as “Developing Markets”).

While the credit quality of a market is reviewed at the time of the Fund’s investment in that market, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The Fund will invest in debt securities that are economically tied to a number of countries throughout the world and will, under normal circumstances, be invested in three or more different non-U.S. countries. The maximum exposure to issuers in any one Developed Market is up to 25% of the Fund’s total assets. The maximum exposure to issuers in any one Investment Grade Developing Market is up to 20% of the Fund’s total assets. The maximum exposure to issuers in any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although classification of a market or an issuer in a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The maximum exposure to the currency of any one Developed Market is up to 25% of the Fund’s total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 20% of the Fund’s total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The market value weighted average credit quality of the Fund’s investments (or the issuers of those investments) will be rated not less than Baa2 by Moody’s, or BBB by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. Up to 40% of the Fund’s investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB — by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. All of the Fund’s investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody’s, or B — or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Before purchasing an unrated security, the Investment Manager, Investment Adviser or Sub-Adviser analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security. In the event that a security receives different ratings from different rating agencies (Fitch, Moody’s and S&P), the Investment Manager, Investment Adviser or Sub-Adviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines. While the credit quality of each of the Fund’s investments is evaluated at the time of investment, the credit quality of the Fund’s portfolio may be reviewed from time to time and adjusted accordingly.

The Investment Manager, Investment Adviser and Sub-Adviser consider external credit assessments available from international rating agencies such as Moody’s and S&P, as well as any reports on the issuer which may be available from brokers or other sources. In some Developing Markets, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager, the Investment Adviser and the Sub-Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment.

Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of shareholders for the Fund to hold such stock for short term periods.

Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an involuntary equity holder and, once again, it may be in the best interests of shareholders that the Fund hold such securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage.  The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage).  The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure.  Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  See “Use of Leverage.”

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”).  The Fund may use derivatives to manage currency, credit risk and interest rate risk and to replicate or as a substitute for physical securities. The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.  Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an “acquired company”), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

•                  if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

•                  if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

•                  if the aggregate value of such securities, together with all other acquired company securities in the Fund’s portfolio, would exceed 10% of the value of the total assets of the Fund.

During periods when, in the Investment Manager’s judgment, economic conditions warrant, or to meet liquidity or distribution requirements, the Fund may invest without limit in U.S. Government securities and short—term debt obligations of U.S. banks and corporations rated not less than Aa or Prime — 2 by Moody’s or AA or A — 2 by S&P at the time of purchase for temporary defensive purposes. Although Prime — 2 and A — 2 ratings denote issuers with a strong (Moody’s) or satisfactory (S&P) ability to repay short—term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.

As a general matter and subject to applicable law, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated below must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

Certain investment policies that the Fund has adopted are “fundamental” policies; that is, these policies may only be changed upon the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities. These fundamental policies are described in the section captioned “Investment Restrictions.” Unless otherwise indicated, the investment policies described above are not “fundamental” and may be changed by the Fund at any time.

PORTFOLIO SECURITIES

The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund’s investment objectives, policies and restrictions permit it to buy.

Debt Securities

Local Currency Sovereign and Quasi-Sovereign Bonds. The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.

Commercial Banks. The Fund may also invest in securities issued by banks, whether or not denominated in the currency of the country where such bank is located.

U.S. Dollar-Denominated Debt Securities. The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain global debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in Developed Markets, Investment Grade Developing Markets, or Sub-Investment Grade Developing Markets and may be issued and/or registered in the United States. U.S. dollar-denominated debt securities are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the maintenance of a sufficiently liquid market for the specific issue. Such securities are also affected by movements in U.S. interest rates.

Brady Bonds. The Fund may invest in developing market governmental debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the “IMF”). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nation’s reserves. Interest payments may also be collateralized in part in various ways.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in the over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds issued to date are generally collateralized by U.S. Treasury zero-coupon bonds to ensure principal, and generally have maturities of between 15 and 30 years from the date of issuance. The following countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, the Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam. In addition, other countries may announce plans to issue Brady Bonds. The Fund may invest in Brady Bonds of countries that have been issued to date, as well as those which my be issued in the future.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payment; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Eurobonds. The Fund may invest in Eurobonds, which are often longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. Eurobonds are typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued.

Supranational Debt Obligations. The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the IMF, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.

Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a Developed Market, an Investment Grade Developing Market or a Sub-Investment Grade Developing Market.

U.S. Securities

Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody’s or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime — 2 or better by Moody’s or A — 2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody’s or AA or better by S&P (including certificates of deposit, bankers’ acceptances and other short-term obligations).

Derivatives

With respect to all of its portfolio the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk, modify credit risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular global market or security, where either the physical security is judged by the Investment Manager to be too expensive, or the Investment Manager believes there is an insufficient supply of the particular security or no security fitting the precise needs of the Fund exists. The types of derivatives which may be used include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund.

Investment in fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.

The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter (“OTC”) securities. OTC securities carry credit risk associated with the counterparty institution. See “Risk Factors and Special Considerations—Use of Derivatives.” To manage this risk, the Fund will only use counterparty institutions rated A — or better by a recognized international rating agency. Only up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, credit and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes.

The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the lending banks for the Fund’s bank loan.

In general, derivatives will not be utilized to leverage the Fund, although they may be used to hedge the interest rate risk associated with the Fund’s outstanding leverage. The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its bank loan. At present, the Fund has been authorized by its Board of Directors to hedge up to

100% of the Fund’s liability with respect to its bank loan. See “Portfolio Securities—Derivative Securities—Swaps” and “Risk Factors and Special Considerations—Use of Derivatives.”

Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes to achieve objectives similar to those achieved utilizing foreign currency futures or forward contracts. The potential benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the expected direction, the Fund could sustain losses on transactions in foreign currency options. Where currency exchange rates move in the expected direction, but not to the extent anticipated, the Fund could still sustain losses on transactions in foreign currency options.

Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both underlying assets which are traded on U.S. commodities exchanges and those which are not. Unlike trading on U.S. exchanges, trading on foreign commodities exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Advisers’ ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.

Regulatory changes could adversely affect the Fund by limiting its trading activities in futures and increasing Fund expenses.  On February 11, 2011, the CFTC published a rule proposal that would limit the Fund’s ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit the Fund’s use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Fund. If the Fund could not satisfy the requirements for the amended exemption, the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools. Other potentially adverse regulatory initiatives could develop.

Swaps. The Fund may enter into interest rate swaps, currency swaps, credit default swaps  and other types of available swap agreements, including swaps on securities, financial assets and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or financial asset prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund’s investment objective and policies.

Private Placements

Certain debt securities purchased by the Fund may have been placed privately. These securities, which include debt securities offered in the Euromarkets, are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.

Other Investment Companies

Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest in securities issued by other investment companies that invest primarily in fixed-income securities. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.

Repurchase and Securities Lending Agreements

The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund’s Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.

The Fund will enter into repurchase agreements and securities lending agreements only with parties such as banks and broker-dealers who meet creditworthiness standards approved by the Fund’s Board of Directors. Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar standards.

Firm Commitment Agreements and When-Issued Securities

The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Fund will maintain in a segregated account with its custodian cash or high-quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued or firm commitment basis.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund will not:

1.               Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by these investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred shares pursuant to its Articles of Amendment and Restatement.

2.               Borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.               “Concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, and further provided that this limitation will not apply to the Fund’s investments in, among other things, (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)).

4.               Make loans except through the purchase of debt obligations and the entering into of repurchase and securities lending agreements in accordance with the Fund’s investment objectives and policies.

5.               Act as an underwriter of other issuer’s securities (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund’s investment portfolio).

6.               (i) Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interests therein, or (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts or derivatives in accordance with the Fund’s investment objectives and policies).

USE OF LEVERAGE

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding.

Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage).  The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Manager’s market outlook, where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

At April 30, 2011, the Fund had loans outstanding under the Fund’s credit agreement with The Bank of Nova Scotia of $40,000,000.  At April 30, 2011, the Fund had borrowings under the credit agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding

$40,000,000	1.46%	$	[	]

The Fund’s borrowings under its credit facility at [      ], 2011 equal approximately [    ]% of the Fund’s total assets (including the proceeds of such leverage).  The Fund’s asset coverage ratio as of [      ], 2011 was [      ]%.  See “Risks and Special Considerations —Leverage Risk” for a brief description of the Fund’s credit agreement with The Bank of Nova Scotia.

Assuming the utilization of leverage in the amount of [    ]% of the Fund’s total assets and an annual interest rate of [      ]% payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such leverage is approximately $[          ].  Actual costs of leverage may be higher or lower than that assumed in the previous example.

Following the completion of an offering, the Fund may increase the amount of leverage outstanding.  The Fund may engage in additional borrowings in order to maintain the Fund’s desired leverage ratio.  Leverage creates a greater risk of loss, as well as a potential for more gain, for the common stock than if leverage were not used.  Interest on borrowings may be at a fixed or floating rate, and the interest at a floating rate generally will be based on short-term rates.  The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common stock.  As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs.  In this event, the excess will be available to pay higher dividends to holders of common stock.  Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common stock will diminish.  To the extent that the Fund uses leverage, the net asset value and market price of the common stock and the yield to holders of common stock will be more volatile.  The Fund’s leveraging strategy may not be successful. See “Risks and Special Considerations —Leverage Risk.”

The following table is designed to illustrate the effect on the return to a holder of the Fund’s common stock of leverage in the amount of approximately [    ]% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s investment portfolio of minus 10% to plus 10%.  As the table shows, leverage generally increases the return to holders of common stock when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage.  The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return	(10.00)%		(5.00)%		0.00%		5.00%		10.00%
Corresponding Common Stock Total Return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

General

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of fixed income securities. An investment in the Fund’s Common Stock may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

An investment in Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.  Your investment in Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure.  If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.  The value of the securities in which the Fund invests will affect the value of the Shares.  Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Credit Risk

Investments in debt securities expose the Fund to credit risk.  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.  Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa.  Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.  This risk may be particularly acute because market interest rates are currently at historically low levels.  The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change.  During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments.  This may lock in a below market yield, increase the security’s duration and reduce the security’s value.  The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general.  Conversely, floating rate instruments will not generally increase in value if interest rates decline.  Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality.  To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.

Foreign Securities Risk

Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Manager endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See “ — Foreign Currency Risk.”

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Developing Markets Risk

Investing in the securities of issuers located in Developing Market countries (and to a certain extent non-U.S. Developed Market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other Developed Market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual Developing Market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many Developing Market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a Developing Market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of Developing Market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many Developing Market economies are considered to be more politically volatile than the Developed Markets. Investments in securities of issuers in countries other than the United States may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

The legal systems in many Developing Market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other Developed Markets. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

Adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States or other Developed Market countries.

Due to their strong reliance on international trade, most Developing Market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

Investments in Developing Market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in Developing Market countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk

The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. If the exchange rate for a non-U.S. currency declines compared to the U.S. dollar, the Fund’s NAV would decline. In addition, although much of the Fund’s income will be received or realized in non-U.S. currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a non-U.S. currency declines after the Fund’s income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time expenses are paid, the amount of non-U.S. currency required to be converted into U.S. dollars in order to pay such U.S. dollar expenses will be greater than the non-U.S. currency equivalent of the expenses at the time they were incurred.

The currencies of Developing Markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some Developing Market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some Developing Markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some Developing Markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Sovereign Debt Obligations Risk

Investments in Developing Market countries’ government debt obligations involve special risks. Certain Developing Market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a Developing Market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in Developing Market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments in Developing Market countries’ government debt securities involve currency risk. See “— Foreign Currency Risk.”

Corporate Debt Risk

The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Below Investment Grade Securities Risk

The Fund may invest up to 40% of its total assets in debt securities which, at the time of investment, are rated below investment grade (i.e., securities that have been rated below BBB — by S&P or Baa3 by Moody’s) or, if unrated, are in the opinion of the Investment Manager, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund’s portfolio.

Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk. Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Because rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

The achievement of the Fund’s investment objective will be more dependent on the Advisers’ own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Issuers of lower quality debt securities tend to be highly leveraged. Those issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During these periods, issuers may not have sufficient revenue to meet their interest payment obligations. An issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain Developing Market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as The World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because these securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in Developing Markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

The Advisers will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

Leverage Risk

The Fund currently has a bank loan to finance investments as a form of leverage.  The Fund also has authority to issue preferred stock to finance investments. Leverage entails particular risks for holders of the Fund’s common stock. The issuance of preferred stock would affect the amount of income available for distribution on the Fund’s common stock as well as the net asset value of the common stock and the voting rights of holders of common stock. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund’s common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Fund’s net asset value, and expenses related to leverage can reduce the Fund’s income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any borrowings or preferred stock would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time. Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund’s directors.

As noted above, the Fund currently leverages through borrowings from a credit facility.  The Fund has entered into a revolving credit agreement with The Bank of Nova Scotia (the “Credit Agreement”) to borrow up to  [            ].  Such borrowings constitute financial leverage.  The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets.  The covenants also impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). The covenants include a requirement that the Fund maintain net assets of no less than $90 million. Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund.  Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement.  The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default.  The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement.  The Fund is required to pay commitment fees under the terms of the Credit

Agreement.  With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.  The credit facility with The Bank of Nova Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous.  Any of these situations could adversely impact income or total return to shareholders.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility.  The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund’s common stockholders or its ability to achieve its investment objectives.

Successful use of a leveraging strategy may depend on the Investment Manager’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk

While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are also often less developed than those in U.S. or other developed markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a non-U.S. broker-dealer, securities depository or non-U.S. subcustodian.

Liquidity in developing markets may be low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many non-U.S. debt securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  Illiquid securities generally trade at a discount.

Derivatives Risk

Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”). Derivatives are most often used to manage interest rate, currency and credit risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Investment Manager, Investment Adviser and the Sub-Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•                  an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•                  the possible absence of a liquid secondary market for any particular derivative at any time;

•                  the potential loss if the counterparty to the transaction does not perform as promised;

•                  the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•                  the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•                  because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•                  the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its leverage. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund’s liability with respect to its leverage. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to 100% of the Fund’s leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to its leverage.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Investment Manager’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Investment Manager’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Investment Manager is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to engage in hedging strategies. Even if the Investment Manager desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund.  Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution.  Although the Investment Manager monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund.  If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common stock and dividends can decline.

Management Risk

The Investment Manager’s, the Investment Adviser’s or the Sub-Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Tightening of credit conditions occurred just as a record amount of corporate bonds (as measured by transaction volume) were scheduled to enter the markets in the third quarter of 2007. This imbalance has caused a significant dislocation in the markets, marked by sharply widened credit spreads, delayed high yield bond offerings and a general reduction in liquidity. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. In addition, during 2008, several major dealers of fixed income securities exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Shares.

Furthermore, because of the current conditions in the credit markets across the globe, issuers of fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole.

These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund’s Common Stock. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis. The impact of these measures is not yet known and cannot be predicted.

Government Intervention in Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Investment Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Conflicts of Interest Risk

AAMAL’s, the Investment Adviser’s and the Sub-Adviser’s advisory fees are based on net assets plus the amount of any borrowings for investment purposes. Consequently, AAMAL and the Sub-Adviser will benefit from an increase in the Fund’s net assets resulting from an offering. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from this offering because of such affiliations.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Fund’s income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders’ principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversification Risk

The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a “diversified” management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Anti-Takeover Charter Provisions

The Fund’s charter and by-laws contain several provisions that may be regarded as “anti-takeover” because they have the effect of maintaining continuity of management.  Also, Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers.  See “Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws.”

Repurchase Agreement Risk

Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Securities Lending Risk

In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Tax Risk

The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Tax Considerations

The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to shareholders.

To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be reported by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which may be eligible for long-term capital gain tax rates if certain holding period rules apply. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

MANAGEMENT OF THE FUND

The Board of Directors

The Board of Directors directs the management of the business and affairs of the Fund, including general supervision of the duties performed by the Investment Manager, the Investment Adviser, the Sub-Adviser and other service providers.

The Investment Manager, the Investment Adviser and the Sub-Adviser

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund (“AAMAL” or the “Investment Manager”) pursuant to a management agreement dated as of June 7, 2006 (“Management Agreement”). Aberdeen Asset Management Limited serves as the investment adviser to the Fund (the “Investment Adviser”) and Aberdeen Asset Management Investment Services Limited serves as the sub-adviser to the Fund (the “Sub-Adviser”) pursuant to an advisory agreement dated as of June 7, 2006 (the “Advisory Agreement”) and a sub-advisory agreement dated as of March 6, 2009 (the “Sub-Advisory Agreement”), respectively.

The Investment Manager, a Singapore corporation, manages the Fund’s investments and makes investment decisions on behalf of the Fund. The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Adviser, an Australian corporation, makes recommendations to the Investment Manager as to the overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. In rendering investment advisory services, the Investment Adviser may use the resources of the Investment Manager. The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Sub-Adviser, a United Kingdom limited company, provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager.  The registered office of the Sub-Adviser is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. The Advisers have entered into a Memorandum of Understanding with their affiliates, pursuant to which investment professionals from affiliates of the Advisers may render portfolio management, research or trading services to the U.S. clients of the Advisers, including the Fund. The Investment Manager, the Investment Adviser and the Sub-Adviser are each affiliates of and wholly owned by Aberdeen Asset Management PLC (“Aberdeen PLC”).

Aberdeen PLC is the parent company of an asset management group managing approximately $288.0 billion in assets as of August 31, 2011 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million and 0.55% of Managed Assets in excess of $500 million, computed based upon Managed Assets determined weekly and payable on the first business day of each calendar month. Managed Assets are defined as net assets plus the amount of any borrowings for investment purposes.  During the period in which the Fund is utilizing leverage, the advisory fee payable to the Investment Manager will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Managed Assets, including those purchased with leverage. The Fund is currently utilizing leverage. The Advisory Agreement provides that the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of up to 0.10% of the Fund’s average weekly Managed Assets computed based upon the value of the Managed Assets determined weekly and payable on the first business day of each calendar month.  The Sub-Advisory Agreement provides that the Investment Manager will pay the Sub-Adviser an annual fee paid monthly based on average weekly Managed Assets of the Fund allocated to the Sub-Adviser according to the following schedule: 0.17% on the first $200 million; 0.16% between $200 million and up to $500 million; and 0.15% in excess of $500 million.

For the fiscal year ended October 31, 2010, the Investment Manager earned management fees of $274,052 for management services; the Investment Adviser earned advisory fees of $[     ] for advisory services; and the Sub-Adviser earned sub-advisory fees of $[     ] for sub-advisory services.

Non-U.S.-Resident Directors and Officers

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Kevin Daly, Martin J. Gilbert, Paul Griffiths, P. Gerald Malone, Anthony Michael, Neville J. Miles, John Murphy, Christian Pittard, Victor Rodriguez and Peter D. Sacks) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

[The Fund has been advised by local counsel in Australia, the foreign jurisdiction in which certain Fund officers reside, that it is uncertain whether the courts of Australia would adjudge civil liability against officers resident in Australia in an original action predicated solely on a violation of the federal securities laws of the United States. However, although there is no arrangement in place between Australia and the United States for the reciprocal enforcement of judgments, a final and conclusive monetary judgment against the officers in an original action predicated on such provisions rendered by a court in the United States may be enforceable by action or counterclaim or be recognized by the courts of Australia as a defense to an action or as conclusive of an issue in that action if (i) it has res judicata status and is valid in the United States; (ii) the Australian party was duly summoned and the proceeding was carried out in accordance with principles of due process; (iii) the decision is not contrary to any previously rendered Australian decision; (iv) the enforcement would not be contrary to Australian public order and/or international public policy; and (v) the United States court had jurisdiction according to Australian rules of international jurisdiction.]

[The Fund has been advised by local counsel in the United Kingdom, the foreign jurisdiction in which certain Fund Directors and officers reside, that it is uncertain whether the United Kingdom courts would adjudge civil liability against Directors and officers resident in the United Kingdom in an original action predicated solely on a violation of the federal securities laws of the United States. However, although there is no arrangement in place between the United Kingdom and the United States for the reciprocal enforcement of judgments, a final and conclusive monetary judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States may be enforceable by action or counterclaim or be recognized by the courts of the United Kingdom as a defense to an action or as conclusive of an issue in that action if it was not of a penalty or revenue nature, remains valid and enforceable in the court in which it was obtained and has not be set aside, was not obtained by fraud or otherwise than in accordance with the principles of natural justice, the enforcement would not be contrary to public policy of the United Kingdom and the United States court had jurisdiction in respect of the defendant in the original action in accordance with the English rules of private international law.]

[The Fund has been advised by local counsel in Canada, the foreign jurisdiction in which a Fund Director resides, that it is uncertain whether judgments of courts in the United States based upon the civil liability provisions of the federal securities laws of the United States are recognized or enforceable in Canadian courts, and there is doubt as to whether Canadian courts will enter judgments in original actions brought in Canadian courts based solely upon the civil liability provisions of the federal securities laws of the United States. A final and conclusive judgment in the federal or state courts of the United States under which a fixed sum of money is payable, other than a sum payable in respect of taxes, fines, penalties or similar charges, may be subject to enforcement proceedings as a debt in the courts of Canada under the common law doctrine of obligation. Canadian courts would not recognize or enforce judgments against a Fund Director to the extent that the judgment is punitive or penal. It is uncertain as to whether a judgment obtained from the U.S. courts under civil liability provisions of the federal securities law of the United States would be determined by the Canadian courts to be or not be punitive or penal in nature. Such a determination has yet to be made by any Canadian court. The Canadian courts will also not be quick to recognize or enforce a foreign judgment if the foreign judgment is inconsistent with a prior local judgment, contravenes public policy, or amounts to the direct or indirect enforcement of a foreign penal, revenue or other public law.]

Portfolio Management

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

John Murphy, Portfolio Manager (Sub-Adviser)

John Murphy is a portfolio manager within the global macro and UK fixed income teams. John joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005.  John held a similar role at Deutsche Asset Management, and previously at Morgan Grenfell Asset Management, which he joined in 1984.  He first gained experience in investment administration before transferring to the fixed income team as a dealer and has since specialised in research of the UK gilt market while managing UK institutional and pension fund clients.

Anthony Michael, Head of Fixed Income - Asia Pacific (Investment Manager)

Anthony Michael is the Head of Fixed Income - Asia Pacific desk, responsible for the management and investment performance of Aberdeen’s Asia-Pacific fixed income and capital market products. Anthony joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management’s Fixed Income and Equity businesses that year. Anthony held the position of director/senior portfolio manager with Deutsche in Sydney for five years, responsible for the development and implementation of fixed income and FX strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, Anthony worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group.

Anthony has a BEcon and a MEc in Economics from Macquarie University, Australia, an MComm in Applied Finance from the University of New South Wales and a Graduate Diploma in Securities studies from the Securities Institute of Australia.

Victor Rodriguez, Head of Fixed Income — Australia (Investment Adviser)

Victor Rodriguez is the Head of Fixed Income on the Australian fixed income team. Victor joined Aberdeen in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Victor joined Credit Suisse Asset Management in 1995 as a member of the fixed income team and became a senior member of the team, specialising in credit strategies. Prior to this, Victor spent two years working with Westpac Financial Services as an investment analyst.

Victor graduated from the University of Sydney, with a Bachelor of Economics degree. He is also a Certified Practicing Accountant and holds a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia.

Nick Bishop, Senior Investment Manager (Investment Adviser)

Nick Bishop joined Aberdeen in 2007, following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited. He spent two years at Canada Life Insurance Co as a financial services consultant before joining Deutsche in 1998. Nick was a member of the UK macro team, helping to formulate and implement interest rate strategy before becoming a fund manager and credit analyst within the credit team.

Nick Bishop graduated from the University of Sheffield with a First Class Honours degree in Law and Criminology. He is also a CFA Charterholder and member of the CFA Institute.

Kevin Daly, Portfolio Manager (Sub-Adviser)

Kevin Daly is a portfolio manager on the emerging market debt team. Kevin joined Aberdeen in April 2007 having spent the previous 10 years at Standard & Poor’s in London and Singapore. During that time Kevin worked as a credit market analyst covering global emerging debt, and was head of origination for Global Sovereign Ratings. Kevin was a regular participant on the Global Sovereign Ratings Committee, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

Kevin graduated with a BA in English Literature from the University of California, Los Angeles.

Administrator

Aberdeen Asset Management Inc. (“AAMI”), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, an affiliate of the Investment Manager, Investment Adviser, and Sub-Adviser is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly.  The annual fee rate is 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. In December 2009, the Board of Directors approved an amended Investor Relations Services Agreement, effective February 1, 2010, that included enhanced investor relations services for the Fund. During the year ended October 31, 2010, the Fund incurred fees of approximately $120,209. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Sub-Administrator

State Street Bank and Trust Company (“State Street”), One Heritage Drive, North Quincy, MA 02171, is the sub-administrator for the Fund and certain other affiliated funds.

Custodian

State Street Bank acts as the Fund’s custodian.

Transfer Agent

Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940, serves as the Fund’s stock transfer agent and dividend paying agent.

EXPENSES

The Fund pays all of its expenses, including organization expenses; fees of the Investment Manager, Administrator, Sub-Administrator, custodian and dividend disbursing and stock transfer agent; fees of Directors who are not interested persons (as defined in the 1940 Act) of any other party; out of pocket expenses of all Fund Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund’s reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of shareholders’ meetings, proxy statements and shareholder reports; investors’ relation fees and expenses, interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance.

DIVIDENDS AND DISTRIBUTIONS

General Distribution Policy

It is the Fund’s policy to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and capital gains, if any, to shareholders.

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations (see “Taxation”) that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN

Computershare Trust Company, N.A. sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) which is available to shareholders. Additional information about the Plan and a brochure that includes the terms and conditions of the Plan may be obtained at www.computershare.com/buyaberdeen or by calling Computershare Trust Company, N.A. at 1-800-647-0584. For both purchases and reinvestment purposes, shares acquired through the Plan will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

The Fund and its Investments

The Fund has qualified and expects to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities. As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its stockholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but the Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund will be subject to a U.S. corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.

The Fund intends to distribute annually to its stockholders all of its net investment income and net realized short-term capital gains. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years). The Fund currently expects to distribute any such excess annually to its stockholders.

The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments will be treated as ordinary income or loss.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.

Dividends and Distributions

Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to “qualified dividend income” described below, be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund’s shares. Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations. For taxable years beginning on or before December 31, 2012, distributions of investment company taxable income reported by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund. Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.”  The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

With respect to income dividends or capital gains distributions payable either in shares of the Fund’s Common Stock or in cash, stockholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the stockholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount. With respect to income dividends or capital gains distributions payable only in cash, stockholders receiving a distribution in the form of shares of Common Stock purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a stockholder is neither a lawful permanent resident nor a citizen of the United States or if he is a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and on redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into an agreement with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  A stockholder may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, a stockholder’s dividends and redemption proceeds will be subject to a withholding tax if he has not provided a taxpayer identification number or social security number or the number that he has provided is incorrect.

Sales of Shares

Upon the sale or exchange of shares held as a capital asset, a stockholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares. Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the stockholder’s holding period for the shares. Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a stockholder on the sale of a Fund share held by the stockholder for six months or less will be treated for tax purposes as long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such share.

Notices

Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR

OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL
CORPORATION LAW AND THE CHARTER AND BYLAWS

The Fund’s charter and bylaws contain certain provisions, described below, that may be regarded as “anti-takeover” provisions and that may deprive shareholders of certain opportunities to sell their shares at a premium over prevailing market prices. The following is only a summary and is qualified in its entirety by reference to the Fund’s charter and bylaws, and to the provisions of the Maryland General Corporation Law.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, the Fund’s charter does not contain a provision reducing the supermajority vote of the shareholders required to approve a dissolution, merger, sale of all or substantially all of its assets or a share exchange.

The Fund, by supplement to its charter, has elected to be subject to certain provisions of Maryland law that make it more difficult for challengers to gain control of the Board. Articles Supplementary approved by the Board of Directors in 2000 subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (i) provide that the shareholders of the Fund may remove any Director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the shareholders generally in the election of Directors (and since the Fund’s directors have been divided into classes, a director may not be removed without cause), (ii) require that the number of Directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a shareholder-requested special meeting only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Additionally, as described below, the Fund’s bylaws contain certain provisions that may tend to make a change of control of the Fund more difficult.

The bylaws:

1.                                       Provide for three classes of Directors elected by common shareholders, with staggered terms. Each year, directors are elected for three-year terms and until their successors are duly elected and qualify. Only one class of those Directors is up for election each year, so that two years would be required to change a majority of the Fund’s Directors.

2.                                       Establish procedures for shareholder-requested special meetings, including procedures for setting the record date for the shareholders entitled to request a special meeting, procedures for setting the record date for the meeting and the time, place and date of the meeting and specific provisions governing who shall chair the meeting. Consistent with the Maryland General Corporation Law, shareholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed for action at the meeting.

3.                                       Require a shareholder to give written advance notice and other information to the Fund of the shareholder’s nominees for Directors and proposals for other business to be considered at shareholders meetings.

4.                                       Establish qualifications for Fund Directors. These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as Directors of a closed-end fund that invests in fixed income globally. To qualify as a nominee for a Fund Directorship, a candidate must (a) have at least 5 years’ experience in either investment management, economics, public accounting or  Australian business; (b) have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering, or medicine from an accredited university or college in the United States or Australia or the equivalent degree from an equivalent institution of higher learning in another country; and (c) not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country. In addition, the Fund’s Nominating and Corporate Governance Committee shall apply the Fund’s Conflict of Interest and Corporate Opportunities Policy as a standard in selecting nominees to ensure that an incumbent nominee has not violated the Policy and that a non-incumbent nominee would not be in violation of the Policy if elected. Directors who served in such capacity as of January 16, 2003, the initial date of adoption of the qualifications for Fund Directors are exempted from these requirements (except compliance with the Fund’s conflict of interest policy) because they had become qualified through past experience as Directors of the Fund. Nevertheless, almost all current Directors satisfy the Fund’s qualification requirements. No person shall be qualified to be a Director unless the Nominating and Corporate Governance Committee, in consultation with Fund counsel, determines that such person, if elected, would not cause the Fund to be in violation of applicable law, regulation or regulatory interpretation, the Fund’s charter or any general policy adopted by the Board regarding retirement age or specifying proportions of Directors who may be “interested persons,” as defined in the 1940 Act.

5.                                       Establish supermajority Board vote requirements for certain actions, including mergers, dissolution, amendment of the Fund’s charter, election of officers, officer and Director compensation, the amendment of the Director term and qualification requirements and Director quorum and voting requirements.

6.                                       Require that any proposed advisory, sub-advisory or management agreement between the Fund and an affiliate of any disinterested director then serving on the Board or who served on the Board within the preceding two years, be approved by at least 75% of all disinterested directors who are not affiliates of a proposed party to the contract. This provision cannot be changed except by 75% of the directors who were on the Board on January 16, 2003 or who were, elected, or nominated to succeed such a director, by a majority of such directors then on the Board.

7.                                       In the event that the Board approves an advisory, sub-advisory or management agreement between the Fund and (i) an affiliate of any disinterested director, (ii) a person (or his affiliate) who nominated any disinterested director serving on the Board at the time such agreement is considered for approval, or (iii) a person (or his affiliate) that controls the Fund, the bylaws would provide automatic liquidity to dissatisfied shareholders by requiring the Fund, within 45 days after the agreement is approved, to commence a tender offer for at least 50 percent of its outstanding shares at a price of not less than 98 percent of the Fund’s per share net asset value. This provision cannot be changed except by 75% of the Directors who were on the Board on January 16, 2003 or who were recommended to succeed such a director by a majority of such directors then on the Board.

8.                                       Reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the bylaws or to make new bylaws, unless otherwise provided in the bylaws.

9.                                       Provide that Directors and officers are entitled to indemnification and that the Fund may pay or reimburse expenses of Directors and officers to the maximum extent permitted by Maryland law and the 1940 Act.

PLAN OF DISTRIBUTION

We may sell Shares through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund, the Investment Manager, the Investment Adviser or the Sub-Adviser is a party.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

HISTORY OF THE FUND	S-1

MANAGEMENT OF THE FUND	S-1

PRINCIPAL HOLDERS OF SECURITIES	S-9

INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND OTHER AGREEMENTS	S-10

CODE OF ETHICS	S-14

PORTFOLIO MANAGERS	S-14

PORTFOLIO TRANSACTIONS AND BROKERAGE	S-16

PROXY VOTING POLICIES AND PROCEDURES	S-19

TAXATION	S-19

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	S-24

EXPERTS	S-24

LEGAL MATTERS	S-24

FINANCIAL STATEMENTS	S-25

APPENDIX A—The Aberdeen Funds’ Proxy Voting Policy	SA-1

APPENDIX B—Aberdeen U.S. Registered Advisers Summary Proxy Voting Guidelines	SB-1

$[                   ]

ABERDEEN GLOBAL INCOME FUND, INC.

Shares of Common Stock

PROSPECTUS

     , 2011

Filed Pursuant to Rule 497
Registration Statement No. 333-164092

PROSPECTUS
SUPPLEMENT

(To Prospectus dated [                ], 2011)

Shares

[GRAPHIC OMITTED]

Shares of Common Stock

We are offering for sale                         shares of our common stock. Our common stock is traded on the New York Stock Exchange Amex under the symbol “FCO.” The last reported sale price for our common stock on                    ,              was $               per share. The net asset value of the Fund’s common stock at the close of business on                        , was $                   per share.

You should review the information set forth under “Risks and Special Considerations” on page       of the accompanying Prospectus before investing in our common stock.

	Per Share	Total (1)
Public offering price
Underwriting discounts and commissions
Proceeds, before expenses, to us

(1)  The aggregate expenses of the offering are estimated to be $               , which represents approximately $                 per share.

The underwriters may also purchase up to an additional                  shares of common stock from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 30 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $                       and the total underwriting discounts and commissions would be $                     . The shares of common stock will be ready for delivery on or about                   ,                        .

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common stock and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-866-839-5205 or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Prospectus Supplement

TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	[ ]	%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[ ]	%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s common stock)
Management Fee
Other Expenses(1)(2)
Total Annual Operating Expenses

(1)  “Other Expenses” have been estimated for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming the Fund incurs the estimated offering expenses.

(2)  Includes an administration fee of 0.08% of average net assets attributable to the Fund’s common stock.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year		Three Years		Five Years		Ten Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s shares.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $                , based on the public offering price of $                  per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by the Fund.

The Fund anticipates that it will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

PRICE RANGE OF SHARES OF COMMON STOCK

The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the Amex per share of common stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices. The table also sets forth the number of shares of common stock traded on the Amex during the respective quarters.

During Quarter	NAV per Share on Date of Market Price High and Low		Amex Market Price Per Share		Premium/(Discount) on Date of Market Price High and Low		Trading
Ended	High	Low	High	Low	High	Low	Volume
January 31, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
April 30, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
July 31, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
October 31, 2008	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
January 31, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
April 30, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
July 31, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
October 31, 2009	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
January 31, 2010	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
April 30, 2010	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
July 31, 2010	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

On                  ,        , the per share net asset value of the Fund’s common stock was $        per share and the per share market price was $       .

UNDERWRITING

[                            ]

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund, in connection with the offering of the shares of common stock. Willkie Farr & Gallagher LLP will rely as to matters of Maryland law on the opinion of Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202. Certain legal matters in connection with this offering will be passed upon for the underwriters by                        .

[UNAUDITED] FINANCIAL STATEMENTS AS OF                                  , 200

$[                  ]

ABERDEEN GLOBAL INCOME FUND, INC.

Shares of Common Stock

PROSPECTUS SUPPLEMENT

        , 20

[UNDERWRITERS]

SUBJECT TO COMPLETION, DATED [                 ], 2011

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Aberdeen Global Income Fund, Inc.

Statement of Additional Information

[Month XX], 2011

Aberdeen Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated [Month XX], 2011 (the “Prospectus”) and any related prospectus supplement.  The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares.  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

You may call 1-866-839-5233 or email InvestorRelations@aberdeen-asset.com to obtain, free of charge, copies of the Prospectus and any related prospectus supplement.  The Fund’s Prospectus is also available on the Fund’s website at www.aberdeenfco.com.  You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this Statement of Additional Information in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and any related prospectus supplement and the Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

TABLE OF CONTENTS

HISTORY OF THE FUND	1

MANAGEMENT OF THE FUND	1

PRINCIPAL HOLDERS OF SECURITIES	9

INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND OTHER AGREEMENTS	9

CODE OF ETHICS	14

PORTFOLIO MANAGERS	14

PORTFOLIO TRANSACTIONS AND BROKERAGE	16

PROXY VOTING POLICIES AND PROCEDURES	19

TAXATION	19

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	24

EXPERTS	24

LEGAL MATTERS	24

FINANCIAL STATEMENTS	25

APPENDIX A	A-1

APPENDIX B	B-1

2

HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated under the laws of the State of Maryland on June 28, 1991, under the name “The First Commonwealth Fund, Inc.”  Effective May 1, 2001 the Fund’s name was changed to “Aberdeen Commonwealth Income Fund, Inc.” and effective July 1, 2002, the Fund’s name was changed to “Aberdeen Global Income Fund, Inc.”

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”).  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Manager, Investment Adviser, Sub-Adviser, Administrator, Sub-Administrator, custodian and transfer agent. The Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm.  The officers of the Fund serve at the pleasure of the Board of Directors.  Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as the investment manager to the Fund. Aberdeen Asset Management Limited serves as the investment adviser to the Fund (“AAML” or the “Investment Adviser”). Aberdeen Asset Management Investment Services Limited serves as the sub-adviser to the Fund (“AAMISL” or the “Sub-Adviser”).

The Fund’s bylaws provide that the Board of Directors be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.  Each year the term of office of one class expires.  The names of the Directors and officers of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.  Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Chairman of the Board; Class I Director	Term expires 2014; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of the Aberdeen Funds. He also previously served as a director of Regent-GM Ltd. (pharmaceutical manufacturing).	31	None

Neville J. Miles 5 Bennett Place Surry Hills NSW 2010 Australia Age: 63	Class III Director	Term expires 2013; Director since 1999	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	3	None

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Class II Director	Term expires 2012; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004.	3	None

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2012; Director since 1992	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	31	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class I Director	Term expires 2014; Director since 1992	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006, Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	31	None

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 55	Class III Director; Vice President	Term as Director expires 2013; Director since 2001

Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser, since 1983. He was President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset

				30	None

Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert has also served as Trustee of Aberdeen Funds since December 2007.

*                                         Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc. and Aberdeen Funds have a common investment adviser and/or sub-adviser with the Fund, or an investment adviser that is affiliated with the Investment Adviser and Sub-Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**                                  Mr. Gilbert is deemed to be an interested person because of his affiliation with the Investment Manager, the Investment Adviser and the Sub-Adviser and the parent company of each.

Additional Information about the Directors

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Director can make to the Board and the Fund.  A Director’s ability to perform his duties effectively may have been attained through the Director’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Gilbert, executive and board experience and accounting and legal background; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; and Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Jeffrey Cotton Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 34	Vice President and Chief Compliance Officer	Since March 2011

Currently, Vice President and Head of Compliance — US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Jeff was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009), Vice President, Compliance at Davenport & Company LLC (2003-2006) and an Examiner with the NASD (2000-2003).

Kevin Daly Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age: 49	Vice President	Since 2008	Currently, Portfolio Manager on Emerging Markets Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 37	Vice President	Since 2009

Currently, Head of Product and Vice President of Aberdeen Asset Management Inc. (since 2005). Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2009

Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths*** Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age 43	Vice President	Since 2010

Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Griffiths joined Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was formerly Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 34	Assistant Secretary	Since 2008

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 36	Vice President, Secretary	Since 2008

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia**	Treasurer	Since 2009	Currently, Head of Fund Accounting and Vice

Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 41

President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Anthony Michael*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 47	Vice President	Since 2008

Currently, Head of Fixed Income — Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

John Murphy Aberdeen Asset Management PLC Bow Bells House, 1 Bread Street London United Kingdom Age: 47	Vice President	Since 2008	Currently, Portfolio Manager of Aberdeen Asset Management PLC since December 2005. Prior to that, Mr. Murphy was a Portfolio Manager at Deutsche Asset Management (1984-2005).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Age: 32	Vice President	Since 2009

Currently, Director, Vice President and Head of Legal—Americas for Aberdeen Asset Management Inc. (since 2010). Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 37	President	Since 2009

Currently Group Head of Product Development for Aberdeen Asset Management Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Adviser Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Victor Rodriguez*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 39	Vice President	Since 2009

Currently, Head of Fixed Income — Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 39	Assistant Secretary	Since 2008

Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 50	Vice President	Since 2008	Currently, Head of Product Development for Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*                 Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders.  The officers were last elected on June 7, 2011.

**          Mr. Cotton, Mr. Daly, Mr. Goodson, Ms. Greenstein, Mr. Griffiths, Mr. Keener, Ms. Kennedy, Ms. Melia, Mr. Michael, Mr. Murphy, Mr. Pittard, Mr. Rodriguez, Ms. Sitar and Mr. Sullivan hold the officer position(s) with one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and Aberdeen Funds, each of which may be deemed to be a part of the same “Fund Complex” as the Fund.

***   Messrs. Griffiths, Michael and Rodriguez hold the same position with Aberdeen Asia-Pacific Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. P. Gerald Malone, Martin J. Gilbert, Neville J. Miles, Peter D. Sacks, Christian Pittard, Kevin Daly, and Victor Rodriguez) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States.  None of the Directors or officers has authorized an agent in the United States to receive notice.

The Fund’s bylaws provide that the Fund shall indemnify its current and former Directors and officers against liabilities and expenses, and that such Directors and officers shall be entitled to advances from the Fund for payment of reasonable expenses incurred by them to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act in connection with matters as to which they are seeking indemnification in which they may be involved because of their position with the Fund.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the 1940 Act.

Board and Committee Structure

The Board of Directors is composed of five Independent Directors and one Interested Director, Martin Gilbert. The Fund’s bylaws provide that the Board shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. The Board has appointed Mr. Malone, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Directors and the Fund’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee, a Contract Review Committee, a Nominating and Corporate Governance Committee, a Cost Review Committee and a Leverage Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks.  The standing Committees currently conduct an annual review of their responsibilities and operations, including their charter, if any.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Directors.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance by the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.  The members of the Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures.  The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements.  The members of the Fund’s Contract Review Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers.  The Committee generally meets twice annually to identify and evaluate nominees for Director and makes its recommendations to the Board at the time of the Board’s December meeting.  The Committee also periodically reviews Director compensation and will recommend any appropriate changes to the Board as a group.  The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and William J. Potter.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; (viii) commitment to the representation of the interests of the Fund and its shareholders and (ix) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Fund. The Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the NYSE AMEX listing standards and any other exchange on which the Fund’s shares are listed.

The Fund’s bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. Any shareholder may obtain a copy of the Fund’s bylaws by calling the Investor Relations department of Aberdeen Asset Management Inc., the Fund’s investor relations services provider, toll-

free at 1-866-839-5233, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Cost Review Committee

The Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of the Fund’s Cost Review Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

Leverage Committee

The Leverage Committee monitors the Fund’s leverage and reviews leverage options for the Fund. The members of the Fund’s Leverage Committee are Messrs. P. Gerald Malone, Peter D. Sacks and John T. Sheehy.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of AAMAL, who carries out the Fund’s investment management and business affairs, and also by AAML, AAMISL, and other service providers in connection with the services they provide to the Fund. Each of AAMAL, AAML, AAMISL and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, AAMAL, AAML, AAMISL and the Fund’s other service providers (including the Fund’s transfer agent), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires AAMAL to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal 2010

During the Fund’s fiscal year ended October 31, 2010, the Board of Directors held four regular meetings and one special meeting; the Audit and Valuation Committee held two meetings; the Contract Review Committee held two meetings, the Nominating and Corporate Governance Committee held two meetings; the Cost Review Committee held one meeting; and the Leverage Committee held five meetings.

Ownership of Securities by Directors and Officers

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of December 31, 2010, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies*

Independent Directors
P. Gerald Malone	[ ]	[ ]
Martin J. Gilbert	[ ]	[ ]
Neville J. Miles	[ ]	[ ]
William J. Potter	[ ]	[ ]
Peter D. Sacks	[ ]	[ ]
John T. Sheehy	[ ]	[ ]

*                 Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and Aberdeen Funds, all of which may be deemed to be in the same Family of Investment Companies.

As of December 31, 2010, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser, Sub-Adviser, or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager, Investment Adviser or Sub-Adviser.

As of the date of this Statement of Additional Information, none of the Independent Directors or their immediate family members owned any shares of the Fund’s principal underwriter, or of any person directly or indirectly controlling, controlled by, or under common control with, the Fund’s principal underwriter.

As of [   ], 2011, the Directors and officers of the Fund owned less than 1% shares of the Fund’s common stock.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2010.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively.

Compensation Table
Fiscal Year Ended October 31, 2010

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
P. Gerald Malone	$46,967	$0	$0	$187,567	(29)
Martin J. Gilbert	$0	$0	$0	$0	(28)
Neville J. Miles	$29,158	$0	$0	$111,475	(3)
William J. Potter	$35,167	$0	$0	$97,500	(3)
Peter D. Sacks	$32,688	$0	$0	$147,758	(29)
John T. Sheehy	$38,958	$0	$0	$167,583	(29)

*         The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2010.

PRINCIPAL HOLDERS OF SECURITIES

To the best of the Fund’s knowledge, based upon filings made by the respective entities with the SEC, as of [Month XX], 2011, the following entities beneficially owned five percent or more of the voting securities of the Fund:

Names and Address	Number of Shares Beneficially Owned	Percentage of Shares

INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND OTHER AGREEMENTS

Background

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund pursuant to a management agreement dated as of June 7, 2006 (“Management Agreement”). Aberdeen Asset Management Limited serves as the investment adviser to the Fund pursuant to an advisory agreement dated as of June 7, 2006.  Aberdeen Asset Management Investment Services Limited serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement dated as of March 6, 2009 (the “Sub-Advisory Agreement”).

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Investment Adviser makes recommendations to the Investment Manager as to the overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. In rendering investment advisory services, the Investment Adviser may use the resources of the Investment Manager.  The Investment Adviser has entered into a Memorandum of Understanding with the Investment Manager, pursuant to which investment professionals from the Investment Manager may render portfolio management, research or trading services to the U.S. clients of the Investment Adviser, including the Fund.  The Sub-Adviser provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager.  The Investment Manager, the Investment Adviser and the Sub-Adviser are each affiliates of and wholly owned by Aberdeen Asset Management PLC (“Aberdeen PLC”).

The Investment Manager, Aberdeen Asset Management Asia Limited, is a Singapore corporation incorporated in 1991.  The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Adviser, Aberdeen Asset Management Limited, is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager.  The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Sub-Adviser, Aberdeen Asset Management Investment Services Limited, is a United Kingdom limited company which is a wholly owned subsidiary of Aberdeen PLC.  The registered office of the Sub-Adviser is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH.

Aberdeen PLC is the parent company of an asset management group managing approximately $288 in assets as of August 31, 2011 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

Terms of the Management Agreement

The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Fund’s Board of Directors, the Fund’s investments. The Investment Manager will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager’s best judgment and efforts in rendering services under the Management Agreement. The Management Agreement further provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

Management Fee.  The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million and 0.55% of Managed Assets in excess of $500 million, computed based upon Managed Assets determined weekly and payable on the first business day of each calendar month. Managed Assets are defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal years ended October 31, 2010, 2009 and 2008, the Investment Manager earned management fees of $933,949, $793,338 and $981,436, respectively, for management services.  The Investment manager has informed the Fund that, during the same periods, the investment manager paid advisory fees of $274,052, $256,983 and $385,116, respectively, to the Investment Adviser, and $145,783, $68,752 and $0, respectively, to the Sub-Adviser.

Payment of Expenses.  The Management Agreement obligates the Investment Manager to bear all expenses of its employees and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund’s Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund’s Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of- pocket expenses for all officers and Directors of the Fund, including expenses incurred by the Investment Manager’s employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders’ meetings and of the preparation and distribution of proxies and reports to shareholders.

Duration and Termination.  The Management Agreement became effective June 7, 2006 and was most recently approved by the Board of Directors in September 2011 for a one-year term.  The Management Agreement provides that it will continue in effect thereafter, if not sooner terminated, provided that each such continuance is specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. Notwithstanding the foregoing, the Management Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days’ written notice to the Fund. The Management Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

Terms of the Advisory Agreement

The Advisory Agreement provides that the Investment Adviser will make recommendations to the Investment Manager as to the overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives. The Investment Adviser shall give the Investment Manager (and the Fund) the benefit of the Investment Adviser’s best judgment and efforts in rendering services under the Advisory Agreement. The Advisory Agreement further provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Adviser of, its duties and obligations under the Advisory Agreement.

Advisory Fee.  The Advisory Agreement provides that the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of up to 0.10% of the Fund’s average weekly Managed Assets computed based upon the value of the Managed Assets determined weekly and payable on the first business day of each calendar month.

For the fiscal years ended October 31, 2010, 2009 and 2008, the Investment Adviser earned advisory fees of $274,052, $256,983 and $385,116, respectively, for advisory services.

Payment of Expenses.  The Advisory Agreement obligates the Investment Adviser to bear all expenses of its respective employees, except certain expenses incurred by the Investment Adviser’s employees who serve as officers and directors of the Fund which are reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses. The Investment Adviser shall bear all overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund’s directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

Duration and Termination.  The Advisory Agreement became effective June 7, 2006 and was most recently approved by the Board of Directors in September 2011 for a one-year term.  The Advisory Agreement provides that it will continue in effect thereafter, if not sooner terminated, provided that each such continuance is specifically approved annually by the vote of a majority of the Fund’s Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s entire Board of Directors. Notwithstanding the foregoing, the Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund’s Board of

Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days’ written notice to the Investment Adviser or by the Investment Adviser upon at least ninety (90) days’ written notice to the Fund.  The Advisory Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

Terms of the Sub-Advisory Agreement

The Sub-Advisory Agreement provides that the Sub-Adviser will furnish advice and make recommendations to the Investment Manager regarding the purchase and sale of securities and providing the statistical, research and other factual data for its use.  The Sub-Adviser will also identify foreign regulatory and other foreign governmental requirements applicable to the Fund, monitor the execution of transactions and the settlement and clearance of certain securities transactions and arranging for the transmission to the custodian of confirmations, trade tickets and other documents and information for such securities. The Sub-Advisory Agreement further provides that the Sub-Adviser will give the Investment Manager and the Fund the benefit of the Sub-Adviser’s best judgment in rendering services under the Sub-Advisory Agreement.

The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, as appropriate, in the performance of, or from reckless disregard by it of it’s obligations and duties under, the Sub-Advisory Agreement.

Sub-Advisory Fee.  The Sub-Advisory Agreement provides that the Investment Manager will pay the Sub-Adviser an annual fee paid monthly based on average weekly Managed Assets of the Fund allocated to the Sub-Adviser according to the following schedule: 0.17% on the first $200 million; 0.16% between $200 million and up to $500 million; and 0.15% in excess of $500 million.

For the fiscal years ended October 31, 2010, 2009 and 2008, the Sub-Adviser earned sub-advisory fees of $145,783, $68,752 and $0, respectively, for sub-advisory services.

Payment of Expenses.  The Sub-Advisory Agreement obligates the Sub-Adviser to pay all expenses and overhead incurred by it in connection with its activities under the Sub-Advisory Agreement.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under the Sub-Advisory Agreement. The Sub-Adviser shall not be responsible for the Fund’s or the Investment Manager’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Sub-Adviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Sub-Adviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Sub-Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, Registration Statements, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Directors; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses of the Fund.

Duration and Termination.  The Sub-advisory Agreement became effective as of March 6, 2009 and was most recently approved by the Board of Directors in September 2011 for a one-year term. The Sub-Advisory Agreement provides that , unless sooner terminated, the Sub-Advisory Agreement shall continue until automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the Fund’s Board of Directors or a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement shall automatically terminate as to any party in the event of its assignment (as defined in the 1940 Act).

Experience and Location of the Investment Manager, Investment Adviser, Sub-Adviser, and the Aberdeen Group

The Investment Manager and the Investment Adviser of the Fund also serve as investment manager and investment adviser, respectively, to Aberdeen Asia-Pacific Income Fund, Inc., a non-diversified, closed-end management investment company investing in securities in the Asia-Pacific region, the shares of which are listed on the Amex; Aberdeen Australia Equity Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Australia, the shares of which are listed on the Amex; and Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company investing primarily in Australian and Asian debt securities, which commenced operations in 1986 and the shares of which are listed on the Toronto Stock Exchange.

The Investment Manager also serves as investment adviser to Aberdeen Indonesia Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Indonesia, the shares of which are listed on the Amex; The Singapore Fund, Inc., a non-diversified, closed-end management investment company investing in Singapore equity securities; and as sub-adviser to certain series of Aberdeen Funds, a Delaware statutory trust.

The Sub-Adviser also serves as investment adviser to Aberdeen Chile Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Chile, the shares of which are listed on the Amex; Aberdeen Israel Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Israel, the shares of which are listed on the Amex; Aberdeen Latin America Equity Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Latin America, the shares of which are listed on the Amex; Aberdeen Indonesia Fund, Inc., a non-diversified, closed-end management investment company investing in securities in Indonesia, the shares of which are listed on the Amex; and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., a non-diversified, closed-end management investment company investing in equity securities of telecommunications companies in emerging markets, the shares of which are listed on the Amex. The Sub-Adviser is also sub-adviser to Aberdeen Asia-Pacific Income Fund, Inc., a registered closed-end fund, and Aberdeen Funds, registered open-end funds.

The Investment Manager, Investment Adviser and Sub-Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended, and the Investment Adviser and Sub-Adviser are regulated in the United Kingdom by the Financial Services Authority.

Each of the Investment Manager, the Investment Adviser and the Sub-Adviser has all, or a substantial part, of its assets located outside of the United States.  As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Advisers predicated solely on the civil liability provisions of the U.S. federal or state securities laws. The Fund has been advised that there is doubt as to the enforceability in certain foreign courts, in original actions or in actions for enforcement of judgments of U.S. courts against the Advisers, predicated solely upon the civil liability provisions of the federal securities laws of the United States.  The Fund has also been advised that there is uncertainty as to whether certain foreign courts would recognize and enforce judgments of the United States courts obtained against the Advisers predicated upon the civil liability provisions of the federal securities laws of the United States or the securities laws of any state in the United States or entertain original actions brought in foreign courts against the Advisers predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under certain foreign laws.

Relationship of Certain Directors, Officers and Service Providers to Investment Manager, Investment Adviser and Sub-Adviser

Mr. Martin Gilbert, a Director and Vice President of the Fund, also serves as a Director of the Investment Manager and the Investment Adviser, and is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC.  Mr. Anthony Michael, a Vice President of the Fund, also serves as a Director of the Investment Manager. Mr. Victor Rodriguez, a Vice President of the Fund, also serves as Director and Head of Fixed Income Australia for the Investment Adviser. Mr. Christian Pittard, the President of the Fund, also serves as a Director of the Sub-Adviser. Mr. Paul Griffiths, a Vice President of the Fund, also serves as a Director of the Sub-Adviser.

Aberdeen Asset Management Inc. (“AAMI” or “Administrator”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, see “Other Agreements — Administration Agreement with Aberdeen Asset Management Inc.” below.  AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia PA 19103.  AAMI also provides investor relations services to the Fund under an investor relations services agreement.  Mr. Jeffrey Cotton, Mr. Martin Gilbert, Mr. Alan Goodson, Ms. Andrea Melia, and Ms. Jennifer Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI.  See “Management of the Fund-Officers who are not Directors” for further information.

Other Agreements

Administration Agreement

Aberdeen Asset Management Inc. (the “Administrator”), 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is the administrator for the Fund and certain other affiliated U.S. registered funds.  Through January 31, 2010, the Administrator received a fee at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Effective February 1, 2010 the annual fee rate became 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.  Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund’s service providers; negotiation of the Fund’s service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund’s investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund’s books and records; and other administrative services. For the fiscal years ended October 31, 2010, 2009 and 2008, the Fund’s administration fees to the Administrator were $188,200, $183,078 and $226,485, respectively.

CODE OF ETHICS

The Fund and the Advisers have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act.  Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below.  The following table identifies, as of [Month XX, 20XX]: (i) the portfolio(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts.

Name of	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)
John Murphy	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Anthony Michael	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Victor Rodriguez	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Nick Bishop	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Kevin Daly	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Total Assets are as of [Month XX, 20XX] and have been translated into U.S. dollars at a rate of £1.00 = $[     ].

Securities Ownership by Portfolio Managers

The table below shows the dollar range of shares of the Fund’s common stock beneficially owned, as of [Month XX, 20XX], by each portfolio manager of the Fund.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

John Murphy	[ ]
Anthony Michael	[ ]
Victor Rodriguez	[ ]
Nick Bishop	[ ]
Kevin Daly	[ ]

Due to the fact that the Fund’s portfolio managers are located outside of the United States, they would tend to purchase funds domiciled in the respective countries in which they reside.

Conflicts of Interest

Conflicts of interest potentially may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts managed by the portfolio manager, on the other.  Such conflicts may arise where some client accounts are managed based on higher fees than the fees paid by other client accounts, because the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.  Such conflicts could arise with respect to the allocation of investment opportunities among different client accounts, or the allocation of time by the portfolio manager and the Advisers among those accounts.

The management of multiple client accounts may result in the individual portfolio managers (and consequently, the Advisers) devoting unequal time and attention to the management of a particular client account.  The portfolio managers and the Advisers seek to manage competing interests by focusing on a particular investment discipline or complementary investment disciplines and aggregating transactions in a fair and equitable manner.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Advisers.  If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Advisers is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisers.  In making these allocations, the factors to be considered include, but are not limited to, the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

Portfolio Manager Compensation

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.

Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Aberdeen Group’s equities portfolio managers generally make and implement investment decisions using the team approach.  Regional dealers execute the trades for all of the equities portfolio managers using a centralized trading structure.  The Aberdeen Group manages client portfolios in accordance with any investment objectives, policies or restrictions documented by the client and acknowledged by the Aberdeen Group.  In the case of an investment company client, such as the Fund, its investment objectives, policies and restrictions are set forth in its Prospectus, and may subsequently have been amended by shareholders or the Board of Directors as reflected in minutes of meetings of shareholders and the Board of Directors.

In selecting brokers and dealers and in effecting portfolio transactions, the Advisers, together with certain affiliated entities providing advisory services to U.S. clients (each an “Aberdeen Group Adviser” and, collectively, the “Aberdeen Group Advisers”) seek to obtain the best combination of price and execution with respect to clients’ portfolio transactions.  It is the policy of the Aberdeen Group Advisers to ensure that their respective client accounts, including the Fund: (1) participate in trades in a fair way; (2) participate in trades in which the intended basis of allocation is recorded before any order is (a) passed by a fund manager to a broker, or (b) instructed to a broker/counterparty; and (3) have trades allocated fairly, if only a percentage of the originally intended allocation can be filled.  The Aberdeen Group Advisers are not required to aggregate transactions for client accounts.  However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner.  The methods of allocation used by the Aberdeen Group Advisers may include pro rata, rotation or random allocation depending on various considerations.  Regular monitoring will be employed to ensure that the Aberdeen Group Advisers’ Best Execution, Soft Dollar, Order Aggregation and Trade Allocation Policies and Procedures (“Procedures”) are followed and satisfy the Aberdeen Group Advisers’ fiduciary duty to seek best execution.

There are no specific statutory provisions or rules under the federal securities laws applicable to best execution or trade allocation.  However, based on guidance provided by the staff of the SEC, the Aberdeen Group Advisers may individually or jointly aggregate orders for the purchase and sale of securities on behalf of most investment advisory clients, including individual client accounts, investment companies and other collective investment vehicles in which the Aberdeen Group Advisers or their associated persons might have an interest, provided that based on the time each order was received, the Aberdeen Group Advisers:

•                  Do not intentionally favor any client account over any other client account;

•                  Ensure that each client account eligible to participate in an aggregated order participates at the average execution price for the appropriate time frame;

•                  Aggregate trades only if consistent with the duty to seek best execution and with the terms of the relevant investment management and investment advisory agreements and applicable law;

•                  Specify the participating client accounts and the relevant allocation method with regard to each aggregated order;

•                  Fully disclose their aggregation policies to all clients;

•                  Provide individual investment advice to each client account;

•                  Do not receive any additional compensation or remuneration of any kind solely as a result of the aggregation or the allocation;

•                  Separately reflect in their books and records, for each client account whose orders are aggregated, the securities held by, and bought and sold for, each client account;

•                  Deposit all funds and securities for aggregated client accounts with one or more banks, trust companies or broker-dealers and ensure that neither the clients’ cash nor their securities will be held any longer than necessary to settle the purchase or sale in question; and

•                  Provide notice of the Procedures to the boards of directors of the funds whose trades may be aggregated with those of other clients accounts.

For the fiscal years ended October 31, 2010, 2009 and 2008, the Fund paid aggregate brokerage commissions of $[     ], $[     ], and $[     ], respectively.  No brokerage commission was paid by the Fund, during the fiscal years ended October 31, 2010, 2009 and 2008, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, its investment adviser, its investment manager, or principal underwriter.

Each Aberdeen Group Adviser has a fiduciary duty to place the interests of its clients above its own interests.  Among other things, this duty requires each Aberdeen Adviser to seek best execution in effecting portfolio transactions for client accounts.  Steps associated with seeking best execution are to: (1) determine each client’s trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

The SEC generally describes “best execution” as executing securities transactions so that a client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  However, the SEC has stated that, in selecting a broker or dealer, the determining factor is not the lowest possible commission cost but rather whether the transaction represents the best qualitative execution.

In evaluating whether best execution is being obtained, the Aberdeen Group Advisers must exercise reasonable, good faith judgment to select broker-dealers that consistently provide best execution with respect to the securities they handle.  It is well-recognized that broker-dealers may have different execution capabilities with respect to different types of securities.  When seeking best execution and when making after-the-fact determinations as to whether best execution has been obtained, the Aberdeen Group Advisers do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but will consider and evaluate the factors discussed below and document such factors as necessary:

1.             Price and Commission Rates.  The Aberdeen Group Advisers will evaluate the price at which a transaction is executed, commission rates, and total costs (price plus commission).  The Advisers do not engage in principal transactions.  Price and commission rates are compared among a number of broker-dealers, if available (how many will depend on the nature of the security and the markets in which it trades).  Persons acting on behalf of the Fund may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of brokerage services which, in the opinion of the Advisers, are necessary for the achievement of best execution, provided the Advisers believe this to be in the best interest of the Fund.

2.             Execution Capability.  Execution capability generally involves the relative ability of a broker-dealer to execute an order at the best available price, as well as the speed, quality, overall cost, and certainty of execution.  Factors the Aberdeen Group Advisers may consider in assessing a broker-dealer’s execution capability include, but are not limited to, the following:

•                  speed of execution;

•                  ratio of complete versus incomplete trades;

•                  the ability of the broker-dealer to minimize costs associated with implementing investment decisions;

•                  the character of and market for the particular security;

•                  the size and type of transaction;

•                  the number of primary markets that are checked;

•                  the broker-dealer’s reliability in executing trades and keeping records, including accounting for trade errors and correcting them in a satisfactory manner;

•                  the broker-dealer’s access to primary markets and quotation sources;

•                  the broker-dealer’s familiarity with and knowledge of the primary markets;

•                  the broker-dealer’s access to underwriting offerings and secondary markets;

•                  the broker-dealer’s clearance and trade settlement record (i.e., record of effecting securities transactions timely);

•                  the broker-dealer’s ability to engage in cross-border or different time zone trading, when required;

•                  the broker-dealer’s ability to handle high-volume transactions without undue market impact; and

•                  the broker-dealer’s ability to handle large trades in securities with limited liquidity.

3.             Responsiveness and Financial Responsibility.  The Aberdeen Group Advisers also shall consider the broker-dealer’s responsiveness, financial responsibility, creditworthiness and any other factors that may affect confidence in the broker-dealer’s stability.  In this regard, the Aberdeen Group Advisers shall not engage in securities transactions with any broker-dealer that is unwilling to provide complete and timely disclosure of its financial condition upon reasonable request.  In addition, the Aberdeen Group Advisers may consider some or all of the following factors with respect to broker-dealers with which they do business:

•                  the adequacy of the capital of the broker-dealers in relationship to other broker-dealers;

•                  the broker-dealer’s willingness and ability to maintain quality services during volatile market periods or unusual market conditions;

•                  the broker-dealer’s willingness to accommodate the Aberdeen Group Advisers’ special needs;

•                  accuracy in preparation of confirmations; and

•                  the broker-dealer’s willingness and ability to commit capital by taking positions in order to complete trades.

4.             Other Factors.  Other factors that the Aberdeen Group Advisers may consider in selecting broker-dealers include:

•                  the broker-dealer’s integrity (e.g., the ability to maintain confidentiality and/or anonymity of the client and/or investment adviser);

•                  the quality of the communication links between the broker-dealer and the Aberdeen Group Advisers;

•                  the adequacy of the information provided to the Aberdeen Group Advisers by the broker-dealer;

•                  the broker-dealer’s ability to provide ad hoc information or services, such as suggestions that improve the quality of trade executions, proprietary or third-party research (involving, for example, market information and identification of potential investment opportunities), visits with research analysts, access to broker-dealer staff, and access to issuers and their “road-shows;” and

•                  the broker-dealer’s use of electronic communication networks.

The Aberdeen Group Advisers may also consider any other factors they deem relevant to best execution, so long as such consideration is documented in a manner consistent with the Procedures.  With respect to the Fund, these factors might include the broker-dealer’s ability to:

•                  execute unique trading strategies;

•                  execute and settle difficult trades;

•                  handle client-directed brokerage arrangements;

•                  implement step-outs;

•                  participate in underwriting syndicates; and

•                  obtain initial public offering shares.

5.             Value of Execution and Research Services Provided.  The Aberdeen Group Advisers may also consider the value of a broker-dealer’s execution and research services, including, but not limited to, third party research provided to the Aberdeen Group Advisers by the broker-dealer (i.e., “soft dollar” services), provided they fall within the safe harbor of Section 28(e) of the 1934 Act.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting policies and procedures are attached to this SAI as Appendix A.  The Board has delegated to the Advisers responsibility for decisions regarding proxy voting for securities held by the Fund.  The Advisers will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board, a summary of which are attached to this SAI as Appendix B.  Any material changes to the proxy voting policies and procedures of the Fund, or the Advisers, will be submitted to the Board for approval or review, as the case may be.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available after August 1 of the relevant year (1) without charge, upon request by calling 1-866-839-5233 and (2) on the SEC’s website (http://www.sec.gov).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Fund and its Investments

The Fund has qualified and expects to continue to qualify and elect to be treated as regulated investment company for each taxable year under the Code.  To qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

 As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its stockholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute.  Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.  Dividends declared by the Fund in October, November or December of any calendar year and payable to stockholders of record on a specified date in such month shall be deemed to have been received by each stockholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 provided that such dividend is actually paid by the Fund during January of the following calendar year.

 The Fund intends to distribute annually to its stockholders all of its net investment income and net realized short-term capital gains.  The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years).  The Fund currently expects to distribute any such excess annually to its stockholders.  If the Fund retains for investment an amount equal to its net realized long-term capital gains in excess of net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its stockholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities and to claim refunds to the extent their credits exceed their liabilities and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

 The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amount that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.  Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund’s ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

 The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars.  In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments, will be treated as ordinary income or loss.  If the Fund acquires a debt security denominated in pesos, such security may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated devaluations of the peso.  In the case of such debt securities, the Fund would be required to include the stated interest in income as it accrues, but would generally realize a currency loss with respect to principal only when the security is disposed of or the principal amount is received.  Under current law, the Fund may be required to calculate certain gains and losses from its foreign currency market hedging activities separately from the related investment activity.  However, under certain circumstances, the Fund may be permitted to integrate its foreign currency market hedging transactions.  The Fund anticipates that its hedging activities will not adversely affect its regulated investment company status.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to stockholders.  These provisions may also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b)  cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% annual gross income requirement described above.  The Fund monitors its transactions, makes the appropriate tax elections and makes the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies (“PFICs”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” (the Fund’s ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund’s holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its stockholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such “excess distributions.”  The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC’s ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Dividends and Distributions

Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to “qualified dividend income” described below, be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares.  Distributions of net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund’s shares.  Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations.  For taxable years beginning on or before December 31, 2012, distributions of investment company taxable income reported by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund.  Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.”  The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors.  Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

With respect to income dividends or capital gains distributions payable either in the Fund’s Common Stock or in cash, stockholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the stockholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.  With respect to income dividends or capital gains distributions payable only in cash, stockholders receiving a distribution in the form of shares purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a stockholder is neither a lawful permanent resident nor a citizen of the United States or if he is a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and on redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into an agreement with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  A stockholder may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, a stockholder’s dividends and redemption proceeds will be subject to a withholding tax if he has not provided a taxpayer identification number or social security number or the number that he has provided is incorrect.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which nevertheless will be taxable to them.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

Upon the sale or exchange of shares held as a capital asset, a stockholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares.  Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the stockholder’s holding period for the shares.  Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Fund’s Dividend Reinvestment Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a stockholder on the sale of a Fund share held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such share.

Foreign Taxes

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States.  So long as the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect for United States federal income tax purposes to treat any foreign income taxes paid by it, as paid by its stockholders.   The Fund expects to qualify for and

make this election.  If the Fund makes the election, the amount of foreign income taxes paid by the Fund would be included in the income of its stockholders and each stockholder would be entitled (subject to certain limitations) to credit the amount included in his income against such stockholder’s United States tax due, if any, or to deduct such amount from such shareholder’s United States taxable income, if any.  Shortly after any year for which it makes such an election, the Fund will report to its stockholders the amount per share of such foreign tax that must be included in each stockholder’s gross income and the amount which will be available for deduction or credit.  In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes.  However, no deductions for foreign taxes may be claimed by a noncorporate stockholder who does not itemize deductions.  If a stockholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the United States tax against which such credit is taken which the stockholder’s taxable income from foreign sources bears to his entire taxable income.  This limitation may be applied separately to certain categories of income and the related foreign taxes.  However, this limitation will not apply to an individual if, for the taxable year, the entire amount of such individual’s gross income from sources outside of the United States consists of qualified passive income, the amount of creditable foreign taxes accrued or paid by the individual does not exceed $300 ($600 in the case of a joint return) and the individual elects to be exempt from the limitation.  As a general rule, if the Fund has made the appropriate election, a stockholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries.  Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund will be considered to be United States-source income and, therefore, the portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by other shareholders without other foreign source income.

Backup Withholding

The Fund may be required to withhold, for United States federal income taxes, a portion of the dividends and distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Corporate stockholders and certain other stockholders are or may be exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a stockholder’s United States federal income tax liabilities.  Additional tax withholding requirements may apply with respect to foreign investors.

If a shareholder recognizes a loss with respect to the Fund’s shares of US$2 million or more for an individual shareholder or US$10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the stockholder’s income from the Fund is “effectively connected” with a United States trade or business carried on by the stockholder.

If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income and distributions of net realized short-term capital gains (including distributions of Common Stock of the Fund to foreign stockholders participating in the Plan) will be subject to a 30% (or lower treaty rate) United States withholding tax.  Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to other foreign taxes treated as having been paid by them.  Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year unless (a) such gain is attributable to an office or fixed place of business in the United States or (b) such nonresident alien individual has a tax home in the United States and certain other conditions are met.  However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Fund, since the Fund will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

In general, if a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations.  If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.  Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders.  Furthermore, stockholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS STOCKHOLDERS.  STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian. State Street is located One Heritage Drive, North Quincy, MA 02171.  The Board has authorized the delegation of various foreign custody responsibilities to State Street., as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder.  State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board.  State Street, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Registrar, Transfer Agent and Service Agreement dated July 23, 2010, as amended from time to time, Computershare Trust Company, N.A., acts as the Fund’s transfer agent and dividend disbursing agent.

EXPERTS

The audited financial statements, included in this registration statement have been so included in reliance on the report of KPMG, LLP (“KPMG”), the Fund’s independent registered public accounting firm, for the fiscal years ended October 31, 2010 and 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, given on the authority of each said firm as experts in accounting and auditing.  The principal place of business of KPMG  is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.  KPMG provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by [            ], [              ].

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended October 31, 2010, together with the report of KPMG for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders, which is included in the Fund’s N-CSR.  The unaudited financial statements for the six months ended April 30, 2011 are included in the Fund’s 2011 Semi-Annual Report and are incorporated herein by reference to the Fund’s semi-annual report to shareholders, which is included in the Fund’s N-CSR. All other portions of the annual report and semi-annual to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Appendix A

PROXY VOTING POLICY

I.              Generally

Rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) require the Fund to disclose publicly its proxy voting policies and procedures, as well as its actual proxy votes.  The SEC rules also permit the Fund to delegate its proxy voting responsibilities to the Fund’s adviser or sub-adviser.  In connection with this ability to delegate proxy voting responsibilities, the SEC has adopted rules under the Investment Advisers Act of 1940, as amended, that require an adviser to adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that it votes proxies on behalf of its clients, when given such authority, in the best interests of those clients.

Consistent with the SEC’s requirements, the Fund has delegated responsibility for voting its proxy to the Fund’s Investment Adviser.  The Investment Adviser has adopted proxy voting policies and procedures to ensure the proper and timely, voting of the proxies on behalf of the Fund.  Moreover, the Investment Adviser will assist the Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, by no later than August 31 of each year.

II.            Procedures

The Fund shall ensure that its investment adviser is compliant with applicable rules and regulations. These rules and regulations require, in part, that the Fund disclose how it votes each proxy. The rules and regulations also require that the Investment Adviser disclose that it has (1) adopted and implemented proxy voting policies; and (2) adopted procedures regarding how each portfolio security is voted. The Investment Adviser must disclose that the procedures:

1.                                       are written;

2.                                       are reasonably designed to ensure that the adviser votes proxies in the best interest of the adviser’s clients;

3.                                       describe the adviser’s proxy voting procedures to the adviser’s clients and provides copies of the adviser’s proxy voting procedures on request;

4.                                       set forth the process by which the adviser evaluates the issues presented by a proxy and records the adviser’s decision about how the proxy will be voted;

5.                                       establish procedures for the identification and handling of proxies that involve material conflicts of interest with the adviser’s clients; and

6.                                       disclose to the adviser’s clients how the clients may obtain information on how the adviser voted the clients’ proxies.

The Fund also shall disclose to shareholders the policies and procedures that are used to determine how to vote proxies.  The Fund include in the statement of additional information appropriate summary disclosure regarding the proxy voting policies and procedures of the Fund’s adviser or sub-adviser, and any third party retained by the investment adviser or sub-adviser to determine how to vote proxies.  In addition, as required by the financial statements’ requirements of Form N-1A, the Fund’s financial statements must include a statement that a description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available, without charge: (i) upon request, by calling a specified toll-free (or collect) telephone number; or (ii) on the Fund’s website; and (iii) on the SEC website at www.sec.gov.

The Fund also shall file with the SEC, on an annual basis, the complete proxy voting record of the Fund on Form N-PX for the twelve-month period ending June 30th, by no later than August 31st of each year, which Report on Form N-PX shall be executed by the principal executive officer of the the Fund.  The Fund’s proxy voting record on the Form N-PX Report shall be made available by the Fund, without charge, upon request, by calling specified toll-free (or collect) telephone number (but is not available on the Fund’s website).  If the Fund receives a telephonic request for the a proxy voting record, the Fund shall send the requested information disclosed in the Fund’s most-recently filed Report on Form N-PX within three (3) business days of the receipt of the request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

SA-1

Sub-advisers to the Fund must have procedures and internal controls to ensure compliance with proxy voting regulations.  Specifically, the sub-advisers must have procedures for the reporting of proxy voting, and communicating changes in proxy voting policies to the Fund.  Prior to Board approval of new advisers, the Chief Compliance Officer (“CCO”) reviews the proxy voting policies and procedures of the sub-adviser.  The CCO ensures that any inadequate procedures or controls of a sub-adviser are reported to the Board and must be corrected in a timely manner.

SA-2

Appendix B

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders.  Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant.  The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.  The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.  The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company.  Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients.  A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted.  A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified, the Aberdeen Adviser may choose among the following options to eliminate such conflict:  (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.

SB-1

PART C

Item 25.                                                    Financial Statements and Exhibits

1.               Financial Statements

Part A

None

Part B

The following statements of the Registrant will be incorporated by reference in Part B of the Registration Statement:

(i)                                     Portfolio of Investments as of October 31, 2010

(ii)                                  Statement of Assets and Liabilities as of October 31, 2010

(iii)                               Statement of Operations for the fiscal year ended October 31, 2010

(iv)                              Statement of Cash Flows for the fiscal year ended October 31, 2010

(v)                                 Statement of Changes in Net Assets for the fiscal year ended October 31, 2010 and for the fiscal year ended October 31, 2009

(vi)                              Notes to the Financial Statements for the fiscal year ended October 31, 2010

(vii)                           Report of Independent Registered Public Accounting Firm dated December 28, 2010

2.               Exhibits

(a)(1)                    Articles of Amendment and Restatement dated as of April 27, 2006. (1)

(a)(2)                    Certificate of Notice dated as of December 12, 2005. (1)

(a)(3)                    Certificate of Notice dated as of September 12, 2006. (1)

(a)(4)                    Certificate of Notice dated as of April 13, 2007. (1)

(a)(5)                    Certificate of Notice dated as of May 17, 2007. (1)

(b)                                 Amended and Restated By-Laws of the Fund dated as of December 9, 2008. (1)

(c)                                  Not applicable.

(d)                                 Article 6 of the Fund’s By-Laws (Bylaw-Six: Stock); see Exhibit 99.b - the Amended and Restated By-Laws of the Fund dated as of December 9, 2008.

(e)                                  Direct Stock Purchase and Dividend Reinvestment Plan for the Fund dated as of September 24, 2010. (1)

(f)                                    Not applicable.

(g)(1)                   Investment Advisory Agreement between the Registrant and Aberdeen Asset Management Limited dated as of June 7, 2006. (1)

(g)(2)                   Investment Management Agreement between the Registrant and Aberdeen Asset Management Asia Limited dated as of June 7, 2006. (1)

(g)(3)                   Investment Sub-Advisory Agreement between the Registrant and Aberdeen Asset Management Investment Services Limited dated as of March 6, 2009. (1)

(h)                                 Not applicable.

(i)                                     Not applicable.

(j)(1)                       Second Amendment to the Custodian Agreement between the Registrant and State Street Bank and Trust Company dated as July 8, 2005. (1)

(j)(2)                       Amendment to the Custodian Agreement between the Registrant and State Street Bank and Trust Company dated as of February 26, 2010. (1)

(k)(1)                    Registrar, Transfer Agency and Service Agreement between the Fund, Computershare Trust Company, N.A., and Computershare, Inc. dated as of July 23, 2010. (1)

(k)(2)                    Administrative Agreement between the Fund and Aberdeen Asset Management Inc. dated as of September 30, 2004. (1)

(k)(3)                    Amendment to the Administration Agreement between the Fund and Aberdeen Asset Management Inc. dated as of February 1, 2010. (1)

(k)(4)                    Sub-Administration Agreement between the Fund and State Street Bank and Trust Company dated as of February 26, 2010. (1)

(k)(5)                    Investor Relations Service Agreement between the Fund and Aberdeen Asset Management Inc. dated as of February 1, 2010. (1)

(l)                                     Not applicable.

(m)                               Not applicable.

(n)                                 KPMG LLP, independent registered public accounting firm for the Fund. (1)

(o)                                 Not applicable.

(p)                                 Not applicable.

(q)                                 Not applicable.

(r)(1)                      Code of Ethics of Aberdeen Pursuant to Rule 17-j of the Investment Company Act of 1940. (1)

(r)(2)                      Code of Ethics of the Fund Pursuant to Rule 17-j of the Investment Company Act of 1940. (1)

(s)(1)                    Powers of Attorney executed by Directors, President and Treasurer of the Fund. (1)

(s)(2)                    Certificate of Secretary. (1)

(1)           Filed herewith.

2

Item 26.                                                    Marketing Arrangements

See “Underwriting” in the Prospectus.

Item 27.                                                    Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

Registration fees	$	[ ]
Printing	$	[ ]
FINRA fees	$	[ ]
Legal fees and expenses	$	[ ]
Auditing fees and expenses	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

Item 28.                                                    Persons Controlled By or Under Common Control with Fund

None.

Item 29.                                                    Number of Holders of Securities

Title of Class	Number of Record Holders at [ ], 2011
Common Stock, par value $0.001 per share	[ ]

Item 30.                                                    Indemnification

Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney’s fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party.  In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant’s bylaws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met.  Indemnification of directors and officers will not be provided when a director or officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person.  Employees and agents who are not directors or officers of the Registrant may be indemnified.

Article IX of the Registrant’s bylaws (as amended to date) provides:

Section 1. Indemnification of Directors and Officers.  The Corporation shall, to the fullest extent permitted by the MGCL and the 1940 Act, indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse the reasonable expenses in advance of ultimate disposition of a proceeding to any individual who is a present or former Director or officer of the Corporation and (a) who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) serves or has served at the request of the Corporation as a director, officer, partner, member, trustee, employee, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, trust, other enterprise or employee benefit plan and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.  The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

3

Section 2. Indemnification of Employees and Agents.  Employees and agents who are not officers or Directors of the Corporation and each Director Emeritus may be indemnified, and the reasonable expenses of such employee, agent or Director Emeritus may be paid or reimbursed, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the MGCL or the 1940 Act.

Section 3. Other Rights.  The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to any Director, Director Emeritus, officer, employee or agent by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or Disinterested Directors or otherwise.

Section 4. Amendments.  Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article IX, shall apply to or affect in any respect the applicability of this Article IX with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 5. Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Director Emeritus, officer, employee or agent of the Corporation or who, while a Director, Director Emeritus, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position; provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Section 3 of the Management Agreement, filed as Exhibit (g)(2), for provisions relating to limitation of liability of the Investment Manager. Reference is made to Section 3 of the Advisory Agreement, filed as Exhibit (g)(1), for provisions relating to limitation of liability of the Investment Adviser.

The Fund has entered into a separate agreement with each of the Fund’s Directors, pursuant to which the Fund has agreed to indemnify each Director against expenses reasonably incurred by such Director in a proceeding arising out of or in connection with the Director’s service to the Fund, to the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.                                                    Business and Other Connections of the Investment Adviser

The information in the Statement of Additional Information under the caption “Management—Directors and Officers” is incorporated by reference.

The Form is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a

4

substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the 1940 Act (SEC No. 801-12880).

Item 32.                                                    Location of Accounts and Records

Investment Manager:

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser:

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser:

Aberdeen Asset Management Investment Services Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator:

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian:

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

Item 33.                                                    Management Services

Not applicable.

Item 34.                                                    Undertakings

(1)                                  The Registrant hereby undertakes to suspend the offering of Shares until the prospectus is amended if:

(a)                                  Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or

(b)                                 The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

(2)                                  Not applicable.

5

(3)                                  Not applicable.

(4)                                  (a)           to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)                                  to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)                                  to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)                                  to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)                                 that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)                                  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)                                 that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)                                  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)                                  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)                                  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

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(3)                                  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)                                  (a)           The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)                                 The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)                                  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on the 31st day of October 2011.

ABERDEEN GLOBAL INCOME FUND, INC.

By:	/s/ Christian Pittard*
Name:	Christian Pittard
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ P. Gerald Malone*	Chairman	October 31, 2011
P. Gerald Malone

/s/ Christian Pittard*	President	October 31, 2011
Christian Pittard

/s/ Andrea Melia*	Treasurer and Chief Financial Officer	October 31, 2011
Andrea Melia

/s/ John T. Sheehy*	Director	October 31, 2011
John T. Sheehy

/s/ William J. Potter*	Director	October 31, 2011
William J. Potter

/s/ Peter D. Sacks*	Director	October 31, 2011
Peter D. Sacks

/s/ Martin Gilbert*	Director	October 31, 2011
Martin Gilbert

/s/ Neville J. Miles*	Director	October 31, 2011
Neville J. Miles

* By:	/s/ Lucia Sitar	October 31, 2011

Attorney-in-Fact

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Exhibit Index

(a)(1)	Articles of Amendment and Restatement
(a)(2)	Certificate of Notice
(a)(3)	Certificate of Notice
(a)(4)	Certificate of Notice
(a)(5)	Certificate of Notice
(b)	Amendment to the Amended and Restated By-Laws
(e)	Direct Stock Purchase and Dividend Reinvestment Plan
(g)(1)	Investment Advisory Agreement
(g)(2)	Investment Management Agreement
(g)(3)	Investment Sub-Advisory Agreement
(j)(1)	Second Amendment to the Custodian Agreement
(j)(2)	Amendment to the Custodian Agreement
(k)(1)	Registrar, Transfer Agency and Service Agreement
(k)(2)	Administrative Agreement
(k)(3)	Amendment to the Administration Agreement
(k)(4)	Sub-Administration Agreement
(k)(5)	Investor Relations Service Agreement
(n)	Consent of KPMG LLP
(r)(1)	Code of Ethics of Aberdeen
(r)(2)	Code of Ethics of the Fund
(s)(1)	Powers of Attorney executed by Directors, President and Treasurer of the Fund
(s)(2)	Certificate of Secretary

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